united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of Registrant as specified in charter)

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions

80 Arkay Drive, Suite 100, Hauppauge, NY 1788

(Name and address of agent for service)

Registrant's telephone number, including area code: 402-895-1600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/23

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst Insider Buying Fund

(INSAX, INSCX, INSIX)

Catalyst Energy Infrastructure Fund

(MLXAX, MLXCX, MLXIX)

Catalyst/MAP Global Equity Fund

(CAXAX, CAXCX, CAXIX)

Catalyst/Lyons Tactical Allocation Fund

(CLTAX, CLTCX, CLTIX)

Catalyst Dynamic Alpha Fund

(CPEAX, CPECX, CPEIX)

June 30, 2023

Mutual Fund Series Trust

CATALYST FUNDS

ANNUAL REPORT

TABLE OF CONTENTS

Portfolio Review	Page 1
Schedules of Investments	Page 20
Statements of Assets and Liabilities	Page 35
Statements of Operations	Page 37
Statements of Changes in Net Assets	Page 39
Financial Highlights	Page 41
Notes to Financial Statements	Page 51
Supplemental Information	Page 63
Expense Example	Page 79
Privacy Notice	Page 80

June 30, 2023

Catalyst Insider Buying Fund (INSAX, INSCX, INSIX) (unaudited)

Dear Shareholders,

The Catalyst Insider Buying Fund (the “Fund”) invests in large-capitalization U.S. companies that are experiencing corporate insider buying. Over the past year, we have witnessed diverse insider buying across sectors. With a wide range of insider buying opportunities to choose from, we focused on the insider buying at companies that have the highest quality earnings growth potential and revenue growth potential. During FY 2023, the Fund outperformed the S&P500 Total Return Index1 benchmark. The outperformance relative to the benchmark was driven by strong performance from secular, high growth companies amid a resilient market.

Investment Strategy

The Fund’s strategy uses a quantitative methodology that ranks insider activity based on the strength of the signals that insiders are generating relative to how many executives are buying and how many shares they are purchasing. We believe that corporate insiders understand their own firm better than any outside investor possibly could.

The advisor uses public information that is filed with the Securities and Exchange Commission (SEC) on corporate insider and large shareholder buying and selling activity for its investment decisions. Numerous academic studies and our own research of insider trading data over long periods of time have resulted in the development of a proprietary method of analyzing activity that we believe can provide long-term capital appreciation. When looking at SEC filings, we focus on the insider identity (position in the company), potential motivations for buying, insider trading trends, trading volumes, firm size, and other factors to select stocks for the portfolio. We sell stocks when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide the targeted risk-adjusted return.

Fund Performance

The Fund outperformed its S&P500 Total Return Index benchmark during FY 2023. The Fund saw relative outperformance from holdings in the healthcare and consumer discretionary sectors and relative underperformance in the information technology and communication services sectors.

At the start of FY 2023, we believed that the Fund held several companies that were undervalued by the market. The largest holdings of the Fund were tilted heavily towards companies that we believed were intrinsically underpriced relative to their fundamentals and growth prospects. Despite daunting headlines, including the collapse of five banks, continued geopolitical uncertainty, and concerns related to the U.S. debt crisis, domestic markets have remained resilient. Given our positioning at the start of the fiscal year, we were able to capture significant gains in companies that have moved back into favor with investors. As information technology companies have accounted for much of the gains in 2023 thus far in broader equity markets, we feel comfortable positioning ourselves in risk-on assets that have high revenue growth, strong margins, and disruptive business models.

We are optimistic heading into the second half of 2023 and believe that the Fund is well-positioned. There are still questions regarding how far the Fed will go with their interest rate hiking cycle and the impact that will have on the equity market. During times of uncertainty, we think it is even more important to look at the insider buying actions of corporate executives as they are the people who are the most well-informed about their company’s prospects for the future. We follow a long- term strategy that invests in companies whose insiders believe their own shares are undervalued.

The Fund’s total returns for the fiscal year ended 06/30/23 and for the period since inception through 06/30/23 as compared to the S&P500 Total Return Index were as follows:

	Fiscal Year	5 Years	10 Years	Since Inception [2]
Class A	32.57%	-4.11%	2.25%	4.77%
Class C	31.52%	-4.83%	1.48%	4.20%
S&P 500 Total Return Index	19.59%	12.31%	12.86%	13.13%
Class A with Sales Charge	24.95%	-5.24%	1.64%	4.25%
	Fiscal Year	5 Years	10 Years	Since Inception [2]
Class I	32.87%	-3.87%	N/A	0.15%
S&P 500 Total Return Index	19.59%	12.31%	N/A	11.62%

Inception Date: 07/29/2011 for Class A and Class C, 6/6/14 for Class I

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

The Fund holds a relatively concentrated portfolio of large-capitalization U.S. companies experiencing significant insider buying—situations where those who know the most about the company are taking their own money and putting it back in the company through open market purchases. By reviewing numerous academic studies and performing our own historical research, we’ve found that this strategy can outperform the S&P 500 Total Return Index over the long run. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Fund, and we are pleased that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

1	The S&P500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P500 Total Return Index.

2	Since inception returns assume inception date of 07/29/2011 for Class A and Class C shares and 06/06/2014 for the Class I shares. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

5549-NLD-7/19/2023

June 30, 2023

Catalyst Energy Infrastructure Fund (MLXAX, MLXCX, MLXIX)

Dear Fellow Shareholders,

The Catalyst Energy Infrastructure Fund (the “Fund”) (MLXAX, MLXCX & MLXIX) returned +22.42% for the fiscal year ended June 30, 2023 (Class I share). This performance (for Class I) was 8.09% behind our benchmark, the Alerian MLP Total Return Index. Since inception, the Fund has returned -0.12%, and its benchmark has returned 0.11%. The Fund invests in the securities of corporations and master limited partnerships (MLPs) that derive a majority of their revenue from energy infrastructure activities. The manager believes that valuations are compelling, and the Fund has attractive upside potential.

Investment Strategy

The Fund seeks to achieve its investment objective by primarily investing in the publicly listed equity securities of U.S. and Canadian companies that generate a majority of their cash flow from midstream energy infrastructure activities. The Fund’s strategy aims to achieve current income and capital appreciation over the long-term. The Fund may also invest in the equity securities of MLPs (publicly traded partnerships) engaged in energy-related businesses. Most of the entities in which the Fund will invest derive a majority of their revenue from “midstream” energy infrastructure-related activities, including the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage, and terminaling of natural gas, natural gas liquids, crude oil, and refined products. Under normal conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in companies that derive a majority of their revenue from energy infrastructure activities. The Fund may invest in U.S. and foreign issuers of any market capitalization. The Fund intends to be taxed as a regulated investment company (“RIC”) and comply with all RIC-related restrictions, including limiting its investment in entities taxed as limited partnerships, including MLPs, to 25%.

The Fund seeks to pay a monthly distribution of no less than $0.10 per share. To the extent that this exceeds the distribution yield on the underlying portfolio, a portion of the Fund’s distribution may be classified as a return of capital for tax purposes.

Fiscal Year 2023 Performance

The fiscal year 2023 performance was a continuation of the sector’s recovery following the Covid low of March 2020. MLPs outperformed corporations as increased risk tolerance among investors led some to favor smaller companies. Since the Alerian MLP Total Return Index is 100% MLPs, the Fund lagged with its 25% limit on MLP holdings. Global demand for hydrocarbons continued to grow and energy companies generally maintained fiscal discipline regarding growth investments. We believe the Fund is well positioned to achieve long term outperformance and believe that midstream energy infrastructure will generate attractive returns for investors.

The Fund’s total returns for the period since inception1 and YTD through 06/30/23 as compared to the Alerian MLP Total Return Index2 were as follows (unaudited):

	YTD 2023 (06/30/23)	1 Year (06/30/23)	Since Inception (12/22/14)[1]
Class A	9.46%	22.08%	--0.38%
Class C	9.02%	21.15%	-1.10%
Class I	9.61%	22.42%	-0.12%
Alerian MLP Total Return Index[2]	9.70%	30.51%	0.11%
Class A with Sales Charge	3.15%	15.06%	-1.07%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Portfolio Holdings

We emphasize securities with exposure to midstream infrastructure, predominantly fee-based cash flows, better than average visibility around future earnings, and attractive growth prospects. As of June 30, 2023, we held 24 names.

As of June 30, 2023, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings	% of Total Investments
NextDecade Corp	9.4%
Cheniere Energy, Inc	9.3%
Energy Transfer	9.1%
Williams Companies	8.1%
Equitrans Corp	6.4%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2023. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2023, the Fund’s equity holdings were divided among economic industries as follows (unaudited):

Industry Common Stock
Gathering & Processing	19.2%
LNG Transportation & Storage	18.7%
Canadian Energy Infrastructure	11.9%
Natural Gas Transportation & Storage	11.9%
NGL Energy Infrastructure	9.3%
Mixed Energy Infrastructure MLP	9.1%
NGL Energy Infrastructure MLP	4.4%
Crude Transportation & Storage	4.4%
Refined Products Transportation & Storage MLP	3.4%
Canadian Natural Gas Transportation & Storage	1.8%
Gathering & Processing MLP	1.8%
Canadian Crude Transportation & Storage	1.7%
Liquids Transportation & Storage MLP	1.7%
Refining	0.5%
Cash	0.3%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2023.

Summary

We believe that investing in U.S. midstream energy infrastructure represents a way to seek to benefit from the development of shale oil and gas resources in the U.S. Moreover, the Fund is structured as a pass-through vehicle and as such incurs no tax liability of its own. Consequently, the tax characteristics of the cash flows received from its holdings are passed through to investors in the Fund, unlike many other RICs that invest in MLPs.

The continued strength in global energy demand and Europe’s pivot away from Russian natural gas supplies represent a very positive environment for midstream energy infrastructure companies. We believe the sector continues to offer attractive upside. We are glad you share in this vision, and we value your investment with us. Your portfolio management team is currently invested in the strategy alongside you.

Sincerely,

Simon Lack

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	Since inception returns assume inception date of 12/22/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month- end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[2]	The Alerian MLP Total Return Index is the leading gauge of large- and mid-cap energy MLPs. The float-adjusted, capitalization-weighted index includes 50 prominent companies and captures approximately 75% of available market capitalization. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Energy Infrastructure Fund may or may not purchase the types of securities represented by the Alerian MLP Total Return Index.

5587-NLD-8/2/2023

June 30, 2023

Catalyst/MAP Global Equity Fund (CAXAX, CAXCX, CAXIX) (unaudited)

Dear Fellow Shareholders:

The Catalyst/MAP Global Equity Fund’s (the “Fund”) total returns for the one-year, five-year, ten-year and since inception periods through 06/30/2023 as compared to the MSCI All Country World Stock Index1 and the MSCI All Country World Stock Value Index 2 were as follows (unaudited):

Fund vs. Index Performance	Current YTD	1 Year	5 Years	10 Years	Since Inception[3]
Class A without sales charge	7.10%	7.65%	5.12%	7.37%	7.32%
Class A with sales charge	0.94%	1.46%	3.88%	6.73%	6.79%
Class C	6.65%	6.79%	4.33%	6.56%	6.51%
MSCI All Country World Stock Index[1]	14.26%	17.13%	8.64%	9.31%	8.79%
MSCI All Country World Stock Value Index[2]	4.71%	10.83%	5.94%	6.96%	6.91%
Class I (Inception Date – 6/6/14)	7.22%	7.90%	5.39%	n/a	5.76%
MSCI All Country World Stock Index[1]	14.26%	17.13%	8.64%	n/a	7.86%
MSCI All Country World Stock Value Index[2]	4.71%	10.83%	5.94%	n/a	5.29%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus, please call the Fund, toll-free at 1-866-447-4228. You can also obtain a prospectus at www. CatalystMF.com.

Markets reached peak valuations in 2021, which left them exposed to sharp drawdowns when market dynamics changed. Valuations at the index level are already above their historical averages and are reaching levels they were at in 2020/2021. This implies that growth needs to reach a level larger than is currently expected or interest rates need to decline. Both factors are heavily exposed to the economic environment and cause us to tread carefully. So far this year, corporate results have exceeded expectations. Some of these gains can be attributable to the fact that many companies have been able to successfully pass along higher costs to consumers. However, somewhat alarmingly, profits have also been aided by some companies adopting looser accounting practices. A recent study published in the Journal of Financial Economics found that the aggregate Beneish M-score for U.S. companies was at its highest level in 40 years. The Beneish M-score is a mathematical model that utilizes eight financial ratios to identify potential earnings manipulation. While elevated readings don’t necessarily signal a market top, high readings have historically coincided with tops of economic cycles and therefore suggest that investors exercise caution.

Relative fund performance for the year was capricious in nature. Strong outperformance during the second half of 2022 was eclipsed by underperformance in the first half of 2023 due to outsized performance in technology-related stocks, particularly those involved with Artificial Intelligence (AI). Top contributors to Fund performance for the year were Meta Platforms (META), contributing 156 basis points to the Fund’s overall return, up nearly 78% for the year; Applied Materials (AMAT), contributing 116 basis points to the Fund’s overall return, up over 62% for the year; Novartis (NVS), contributing 100 basis points to the Fund’s overall return, up nearly 25% for the year; Microsoft (MSFT), contributing 95 basis points to the Fund’s overall return, up almost 34% for the year; and Holcim, Ltd. (HOLN SW), contributing 94 basis points to the Fund’s overall return, up almost 65% for the year. While not top contributors, our covered call positions in The Mosaic Company (MOS) and Nokia contributed 11 and 14 basis points, respectively, to the Fund’s performance for the year. Top detractors to Fund performance for the year were MOS , detracting 82 basis points from the Fund’s overall return, down nearly 24% for the year; Vodafone Group (VOD), detracting 80 basis points from the Fund’s overall return, down over 35% for the year; National Fuel Gas (NFG), detracting 62 basis points from the Fund’s overall return, down nearly 20% for the year; UGI Corporation (UGI), detracting 60 basis points from, the Fund’s overall return, down almost 28% for the year; and Intel (INTC), detracting 46 basis points from the Fund’s overall return, down almost 29% for the year.

In terms of portfolio activity, turnover remains relatively low for the Fund. We did, however, make several changes to the portfolio during the year. We exited shares of Campbell Soup (CPB) after the shares nearly hit our target price and a lack of additional catalysts remained visible at the time of sale. We also exited shares of Grupo Herdez (HERDEZ* MM), as the shares no longer met our required liquidity constraints. United Malt (UMG AU) shares were sold as the company received a takeover offer from Malterie Soufflet (a subsidiary of InVivo). We sold our remaining positions in South Africa (JSE and Multichoice) as the geopolitical/economic environment was becoming increasingly uncertain. And we also sold shares of Koninklijke Philips (PHG) and Intel (INTC), as our projected catalysts failed to emerge. With these sales, also came new additions to the portfolio. We added shares in consumer staple company Unilever (ULVR LN), energy companies Chevron (CVX) and Hess Corp (HES), consumer discretionary company Kering (KER PA), and materials company Grupo Mexico (GMEXICOB MM). Additionally, we received shares of construction materials company Knife River (KNF) from a planned spinoff of MDU Resources (MDU), which was one of the expected catalysts of owning MDU. After the spinoff, we added to our shares of MDU in order to position ourselves positively for the next expected catalysts from the company. Finally, we added to our position in health care company Medtronic (MDT), and re-entered technology company Intel (INTC), as we believed the company had made progress towards delivering on its financial/product goals and felt it was a prudent time to re-enter the name.

Looking ahead, there remains considerable debate about the Federal Reserve’s actions for the second half of 2023. While headline inflation numbers have dropped substantially from where they were a year ago as supply chain constraints stemming from the COVID-19 pandemic have largely been resolved coupled with the Fed’s tightening action, it remains well above the Fed’s stated two percent target. Additionally, sticky inflation (dubbed so because even as prices in the U.S. come down for items such as food and energy, they remain elevated for services such as airfares, rent, and education) remains little changed from its peak. This is because sticky inflation responds slowly to changing economic conditions. With that said, it seems that everyone on Wall Street is a momentum player these days. Since inflation has been trending lower for the past year, many investors believe it will continue downward until it reaches the Fed’s target. We are skeptical of that belief and contend it will be more difficult to bring inflation down from its current five percent level to the Fed’s two percent goal than it was to lower it from the nine percent plus to where it is currently.

As we have stated previously, we believe the Fed is between a rock and a hard place in terms of fulfilling its two official mandates (stable prices and full employment) as well as its unofficial mandate (stabilizing markets during periods of financial duress). Historically, Fed tightening cycles have resulted in breakage of financial markets. The 1929 and 1987 crashes occurred while the Fed was tightening, as did the 2001 recession, and the Great Financial Crisis of 2008, among others. Most recently, the Fed’s tightening actions resulted in the failures of Silicon Valley Bank (SVB), First Republic Bank (FRB) and Signature Bank, as well as the ultimate sale of Credit Suisse to UBS Group AG in the first quarter of 2023, as rising interest rates and jittery depositors pressured banks with extended maturity bonds on their balance sheets. Against this seemingly treacherous backdrop and with some economic indicators, such as those related to manufacturing, signaling a lackluster economy, we question if the Fed will hike rates twice more this year, despite their implied pledge to do so.

While a downturn appears possible, our economic views remain much the same. We expect growth will be hard to come by, hence our continued overweighting towards the consumer staples (which people tend to buy regardless of economic strength) and healthcare sectors (which should benefit from a post-pandemic recovery). We own the technology sector selectively, as we do have high expectations for AI. We also believe select names in the materials sector should benefit from persistent inflation. We emphasize that our material stocks (such as Grupo Mexico - mentioned above) and Mosaic (MOS)) each have catalysts, such as an increasing need for copper stemming from a projected increase in demand for electric vehicles, and fertilizer as farmers try to increase yield in a volatile global climate environment.

Kindest Regards,

Michael S. Dzialo, Peter J. Swan and Karen M. Culver

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The MSCI All Country World Stock Index is a market capitalization-weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International and is comprised of stocks from both developed and emerging markets. The Fund may or may not purchase the types of securities represented by the MSCI All Country World Stock Index.

[2]	The MSCI All Country World Stock Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed markets (DM) countries. The MSCI ACWI Value is maintained by Morgan Stanley Capital International. The Fund may or may not purchase the types of securities represented by the MSCI All Country World Stock Value Index.

[3]	Since inception returns assume inception date of 7/29/11. Class I has inception date of 7/29/11. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

5615-NLD-8/11/2023

June 30, 2023

Catalyst/Lyons Tactical Allocation Fund (CLTAX, CLTCX, CLTIX) (unaudited)

Dear Fellow Shareholders,

We are pleased to provide our annual report for the Catalyst/Lyons Tactical Allocation Fund (the “Fund”), with a discussion of highlights and performance for the fiscal year ended June 30, 2023 (“FY2023”).

Performance Discussion

The Fund returned +3.84% (class A shares) for the fiscal year ending 6/30/2023, compared with +8.84% for the benchmark Lipper Flexible Portfolio Funds Index and +5.08% for the Morningstar Tactical Allocation category. Since inception, CLTAX has returned +140.84% compounded (+8.32% annually), compared with +108.10% for the benchmark (+6.89% annually) and +53.64% for the peer group (+3.98% annually).

Class I Shares Inception: 6/6/2014	1 Year As of 06/30/23	5 Years As of 06/30/23	Since Inception[1] (6/6/2014 – 6/30/23)
Class I	4.05%	2.56%	5.35%
Lipper Flexible Portfolio Funds Index[2]	8.84%	5.92%	5.28%

Class A & C Shares Inception: 7/2/2012	1 Year As of 06/30/23	5 Years As of 06/30/23	10 Years As of 06/30/23	Since Inception[1] (07/02/12 – 06/30/23)
Class A	3.84%	2.32%	6.95	8.32%
Class C	3.05%	1.55%	6.16	7.52%
Lipper Flexible Portfolio Funds Index[2]	8.84%	5.92%	6.46	6.89%
Class A with Sales Charge	-2.13%	1.11%	6.32	7.74%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The market weakness in the first half of calendar year 2022, paired with a record drop in consumer sentiment, triggered the Catalyst/Lyons Tactical Allocation Fund to make a defensive tactical shift to U.S. Treasuries to start FY2023 on July 1st, with an accompanying whipsaw hedge intended to participate in any potential market reversal against the allocation change. The market rallied fiercely in July on speculation that the Federal Reserve would need to pivot on its hawkish interest rate policy. While our portfolio of 1-10 year Treasury securities was essentially flat for the month of July, gaining +0.33%, our whipsaw hedge quickly kicked into gear, leading the Fund to a +4.00% July gain. Strength continued into August until midway through the month when the Fed reaffirmed its stance. Just before the mid-month top in equity markets, we rolled the hedge to take meaningful profits, and reduce the hedge delta (sensitivity to market moves) to mitigate the potential drag from a market reversal downward. This defensive positioning allowed the Fund to largely avoid the market weakness in the 3rd quarter that led to equity index declines.

The remainder of 2023 saw resilient equity market strength and a break in the positive correlation between stock and Treasury prices that had marked a roughly six-month period through the middle of 2022. Markets climbed a wall of worry in the face of relentless hawkishness from Fed officials, cuts to corporate earnings expectations, and persistent inflation. Fund performance remained relatively flat during this period while equity markets rose.

The Fund remained on defense to start 2023, owing to depressed momentum and consumer sentiment factors. The new year brought a new narrative on inflation. Optimism began to take hold of policy expectations as inflation data showed a slight reduction from its record pace, however still high in absolute terms. This new disinflation narrative fueled hopes that the pace of the Federal Reserve’s interest rate increases would cool off quid pro quo, increasing bets that both inflation and policy tightening had peaked. However, the shift from the fervent goods spending that took place during Covid restrictions, back toward services that suffered during the same period, continues leading a shift in the trends underpinning strong inflation. The Fed remained devoted to its overarching “higher for longer” and “raise and hold” messaging, though began to show cracks after the December CPI reading on January 10th triggered an acknowledgment of cooling inflation by policymakers, and a concession that a slowdown in the pace of rate hikes is coming. Projections for the February FOMC meeting quickly priced in a reduction to a 25 bps rate hike, which was all but telegraphed when the Fed made it official on February 1st. Investors were enthusiastic in their takeaways. The S&P 500 rallied over 6% for the month of January. The strength was attributed in large part to depressed positioning and short covering, with some of the most heavily shorted stocks among January’s biggest winners. Improved sentiment surrounding inflation and rate policy also led to gains in fixed income, with Treasury yields declining across most of the curve. Signaling, however, remained recessionary as the short end rose and curve inversion continued.

Conflicting signals and competing dynamics had equity markets largely consolidating the remainder of Q1. February was mostly a cool-off period for investors to digest the implications of the modest rate of disinflation after the prior month’s enthusiastic celebration. March’s bank failures kept the bulls in check, and quick action by regulators, the Fed, and Treasury held the bears at bay. Treasury prices resumed their positive correlation to stocks during the quarter while markets worked through the mixed signals around inflation and the Fed’s policy path. Despite a brief risk-off flight to safety during the handful of bank failures in March, the positive cross asset correlation remained in place and allowed the Fund to trend with markets but with less volatility. The Fund posted a +1.56% in Q1, trailing its benchmark and market indexes that largely held onto January’s gains.

In the 2nd quarter of 2023 and the final quarter of the Fund’s fiscal year, fears over the debt ceiling as the June 1st deadline approached (and headlines ramped up heavily) undeservingly stole the spotlight from improving inflation expectations. A late month debt ceiling deal took a notable tail risk off the table. Though market reaction was relatively subdued, the S&P 500 broke free of its recent trading range and above the 4,200 level for the first time since August 2022, shortly after the Fund made a tactical shift to the safe haven asset of U.S. Treasuries. The rising longer-term trends in equity markets and consumer sentiment delivered a positive signal from our risk indicators. The Fund tactically shifted its portfolio allocation back to U.S. equities to start June after an 11-month defensive positioning that held investor capital steady. Concurrent with the allocation shift, the Fund implemented a whipsaw hedge with options on equity market indexes intended to mitigate the risk of a potential reversal in market strength over the coming months. This hedge provided a great degree of protection for Fund investors during the COVID market crash in February-March 2020, resulting in a drawdown approximately half the degree of the broader market.

Equity markets rolled momentum through June, building on the late May debt ceiling resolution that removed a key tail risk. The S&P 500 posted its best month of the year with a 6.47% gain. The disinflation trend gained traction with the release of May CPI data that showed the slowest annual increase in headline inflation since early 2021. Thus, the Fed’s June pause in rate hikes was expected and priced in. Recession odds worked their way down, with increased calls for a soft landing being the more likely scenario in the event that recession strikes. These positive dynamics culminated in a large increase in consumer sentiment (+9%) as measured by the University of Michigan’s final reading for the month of June, reflecting rapid improvement in economic and inflation expectations.

The Catalyst/Lyons Tactical Allocation Fund tactically shifted its portfolio allocation back to U.S. equities in early June. The Fund gained +3.76% for the month, compared with +3.23% for the benchmark Lipper Flexible Portfolio Funds Index and +3.74% for the Morningstar Tactical Allocation peer group. It must be noted that due to the timing of our allocation change (the Fund held its defensive portfolio of U.S. Treasuries at the close of May 31st and through June 1st) equities were not yet owned during the market’s 1-2% rally that kick-started the month. A more representative measurement period to compare portfolio performance accounts for this timing. The Fund’s equity portfolio gained +5.21% from initial allocation. Across the same time period, the S&P 500 gained +5.43% if measured from the June 1st market close, and approximately +5.00% when excluding the early day gains on June 2nd as the Fund began its shift to equities. Leadership came from selections in the Industrials sector, led by Grainger (NYSE:GWW, +4.33%) gaining +16.35% for June, and Consumer Discretionary, led by Penske Automotive Group (NYSE:PAG, +4.24%) with a +13.85% gain. With a median gain of +4.97% and 22 out of 25 stocks gaining, portfolio strength was led by a concentrated group of stocks (much like the S&P 500), with an average +12.88% gain among the top 5 winners and just a -0.63% average loss from the three decliners. The portfolio boasts a slight value stock tilt, with value stocks generating the highest outperformance relative to their respective style index.

Closing

Markets have remained strong due in part to resilient economic activity in the face of high inflation. With the rate of price growth slowing meaningfully in recent months, and a resilient consumer, tail risks of a hard landing have dissipated. Downside risks do remain, with the lagged effect of Fed rate policy decisions. The Fund is positioned to grow with continued equity market strength, while also providing a buffer against large near-term declines. We thank you for your continued support.

Sincerely,

Matthew N. Ferratusco, CIPM

Portfolio Manager

Lyons Wealth Management, LLC, Fund Sub-Adviser

Alexander Read

CEO

Lyons Wealth Management, LLC, Fund Sub-Adviser

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

1	Since inception returns assume inception date of 07/02/2012 The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

2	Lipper Flexible Portfolio Funds Index measures the unweighted average total return performance of the thirty largest share classes (as available) of funds in the Flexible Portfolio Funds classification. The full list of Lipper Index components is available directly from Lipper. Lipper Indices are unmanaged. The Thomson Reuters Lipper Fund Awards, granted annually, highlight funds and fund companies that have excelled in delivering consistently strong risk-adjusted performance relative to their peers. The Lipper Fund Awards are based on the Lipper Leader for Consistent Return rating, which is a risk-adjusted performance measure calculated over 36, 60 and 120 months. The fund with the highest Lipper Leader for Consistent Return (Effective Return) value in each eligible classification wins the Lipper Fund Award. For more information, see www.lipperfundawards.com. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper. There is no assurance that the Fund will achieve its investment objective.

5654-NLD-8/28/2023

June 30, 2023

Catalyst Dynamic Alpha Fund (CPEAX, CPECX, CPEIX) (unaudited)

Dear Fellow Shareholders,

We are pleased to provide you with the annual report for the Catalyst Dynamic Alpha Fund (the “Fund”). Since collaborating with Catalyst Funds more than a decade ago to offer our flagship equity investment strategy as a mutual fund, we have made numerous significant accomplishments. We have leveraged the distribution advantages afforded through our partnership, vastly expanded the accessibility of the strategy, and produced noteworthy investment results for our investors. We continue to build upon our prior successes and are confident in our future.

The Fund’s total returns through 06/30/23 as compared to the S&P 500 Total Return Index1 are as follows:

Fund vs Index Performance	Fiscal Year (06/30/22-06/30/23)	Since Inception (12/22/11-06/30/23)[2]
Class A without sales charge	16.55%	12.74%
Class A with sales charge	9.85%	12.16%
Class C	15.65%	11.90%
Class I (Inception Date – 6/6/14)	16.85%	10.33%
S&P 500 Total Return Index[1]	19.59%	13.81%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Fund seeks to achieve long-term capital appreciation by investing in what we believe to be outperforming securities from industries that are displaying emerging strength. Our security selection methodology is built upon proprietary quantitative algorithms, which are applied to both individual securities and custom industry groupings. This highly replicable selection approach is paired with an open architecture portfolio construction mandate that affords the portfolio management team the freedom to create and tactically shift portfolio exposures as market dynamics dictate. This style-agnostic approach, we believe, results in a nimble portfolio, which has produced a performance history that often displays a lower correlation to the broad equity market than more traditional institutional strategies.

The Fund modestly underperformed the broad equity market over the trailing one-year timeframe, but that masks the highly bifurcated nature of results in the Fund and the stock market over that time. For the first half of the period, equities struggled under the pressure of ever higher interest rates as the Federal Reserve aimed to tamp out inflationary pressures. However, as the calendar flipped, stocks quickly shifted to rally mode. Investments which performed well in one half of the period largely underperformed in the other half. The Fund navigated the first six months of the past year in top form but struggled to keep up with the advance in the most recent six-month period. This dynamic is well illustrated by the performance of the Fund’s investments in the Technology sector. Selections in the space produced robust outperformance of the benchmark and the sector from June 2022 through December 2022 but gave back all that advantage over the six months ending in June 2023 as leadership trends acutely switched. As a result of these factors, portfolio positioning in the Fund has adjusted. Investments in the Consumer Discretionary sector have risen from zero one year ago to benchmark weight today while Finance investments have been cut in half.

As of June 30, 2023, the portfolio was allocated in the following fashion.

Sector Allocation	% Assets
Information Technology	28.0%
Industrials	20.7%
Health Care	16.1%
Consumer Discretionary	12.2%
Consumer Staples	11.0%
Financials	7.2%
Real Estate	2.4%
Materials	1.7%
Communication Services	0.0%
Energy	0.0%
Utilities	0.0%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2023 and are subject to change.

Two of the Fund’s most significant contributors to performance over the past year hail from the Industrial sector and were mentioned in last year’s Annual Letter to Shareholders. Quanta Services, (PWR, 6.9% of the portfolio) and Builders FirstSource (BLDR, 5.9% of the portfolio) have risen over 50% and 150%, respectively, since the start of the measurement period. Quanta, an infrastructure construction services provider, exceeded earnings expectations each quarter over the past year while growing their bottom line by double digits. Builders FirstSource, a manufacturer and distributor of building products to professional builders, continued to deliver strong operating results and could continue to benefit from a recovery in the homebuilding industry. The most significant detractor from performance within the Fund was the severe underweight exposure to mega-capitalization technology firms. Simply lacking investments in Apple, Inc. and NVIDIA Corp during the period detracted significantly from the relative performance of the Fund, the totality of which accrued during the last six months.

As of June 30, 2023, the top five holdings in the Fund as a percentage of market value were:

Company	Weight
Quanta Services, Inc.	6.9%
ON Semiconductor Corp.	6.5%
Builders FirstSource, Inc.	5.9%
AmerisourceBergen, Corp.	4.3%
Hershey Co.	3.9%

Holdings are subject to change and should not be considered investment advice.

After stumbling early in the period, stocks have rallied throughout 2023 as the recovery toward all-time high equity levels persists. The advance has been propagated by better than feared economic news, investor enthusiasm around the prospects for artificial intelligence and a quick recovery in the banking industry from the chaos induced by Silicon Valley Bank’s collapse. Just three months ago, investors were grappling with the potential implications of stress in the banking system. As largely anticipated, this crisis of confidence quickly waned as the Treasury and the Federal Reserve took steps to backstop the system which allowed a relief rally in risk assets to occur. Stock prices have been further boosted by economic reports indicative of above expectation growth and modestly declining inflationary pressures. This combination could translate to a coveted “soft landing” scenario where growth moderates just sufficiently to reduce price pressures, but not so much to meaningfully detract from growth. For now, market participants would appear to believe the probability of this confluence is growing, thus the continued rally in equity prices.

With little in the way of near-term corporate earnings growth anticipated, the rally in stock prices has come by way of expanding earnings multiples. The price to earnings ratio of the S&P 500 now stands at more than 19 times the next four quarters’ earnings, meaningfully above the 15.5 average of the past 20 years. The extended nature of valuation is not, however, proportionate across all segments of the market. Small and mid-capitalization stocks trade at or below their historic norms and value stocks, irrespective of capitalization, cast a similar profile. Where valuation is most skewed relative to the past is in the aspect of the market which has rallied most acutely in 2023, large capitalization growth stocks. With their outsized year to date performance, the top 10 largest firms in the S&P 500 now account for more than 30% of the total weight of the index (an all-time high) and trade at a 50% premium to the overall index. While it would be difficult to argue that any broad aspect of the current equity market is priced at a discount, mega capitalization, growth stocks appear priced for future perfection. However, lofty valuation is unlikely to immediately derail the current stock market advance in the absence of a larger catalyst. Stocks can persist at elevated (and discounted) levels for significant time periods before transitioning to a reflection of their more intrinsic value. Nonetheless, the current risk versus reward relationship for these stocks appears skewed, at least modestly, unfavorably.

With the market just a few percentage points away from all-time highs, the recovery from last year’s rate-induced selloff has been swift. It is especially noteworthy given that interest rates today, at all points on the curve, stand far higher than at most any time in the past decade. While enthusiasm for the prospects of rate cuts by the Federal Reserve remains high, investors may ultimately find disappointment in both the terminal level of the curve and the catalysts for the inflection. In this environment, discretion is prudent. Maintaining an overall investment allocation which aligns with one’s goals is paramount, while equity exposures should be managed to balance opportunity and risk. Growth-style investments are being rewarded in the short run but come with the potential of facing falling multiples. Value stocks have fallen out of favor but could ballast a portfolio by offering support in the face of higher rates. With investors having routinely underestimated the strength of economic momentum since the pandemic, it seems appropriate to favor the continuation of this trend. The domestic economy is likely to slow as a lagged effect of the Fed’s policy of higher rates, but current data support the thesis that the slowdown is likely to be mostly benign. If this can be orchestrated in concert with moderating price pressures, the current ascent of the market could be supported. If either metric, inflation or growth, skews unfavorably, volatility in the equities is likely to reemerge. A tactical, flexible investment method, like the approach of CooksonPeirce, is appropriate for this environment and could prove valuable as greater economic clarity emerges.

Sincerely,

Cory Krebs

President and Chief Executive Officer, Cookson, Peirce & Co., Sub-Advisor to the Fund

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume an inception date of 12/22/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6364-NLD-08022023

Catalyst Insider Buying Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2023

The Fund’s performance figures* for each of the periods ended June 30, 2023, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	Ten Year Return	Since Inception**	Since Inception***
Class A	32.57%	(4.11)%	2.25%	4.77%	N/A
Class A with load	24.95%	(5.24)%	1.64%	4.25%	N/A
Class C	31.52%	(4.83)%	1.48%	4.20%	N/A
Class I	32.87%	(3.87)%	N/A	N/A	0.15%
S&P 500 Total Return Index(a)	19.59%	12.31%	12.86%	13.13%	11.62%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s prospectus dated November 1, 2022, the Fund’s total gross annual operating expenses are 1.81% for Class A, 2.56% for Class C and 1.56% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is July 29, 2011 for Class A, Class C and the benchmark.

***	Inception date is June 6, 2014 for Class I and the benchmark.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry or Asset Type	% of Net Assets
Software	26.0%
Metals & Mining	9.6%
Asset Management	8.6%
Medical Equipment & Devices	7.8%
Healthcare Facilities & Services	6.8%
Automotive	6.7%
Electrical Equipment	6.6%
Technology Services	6.6%
Wholesale - Discretionary	5.2%
Semiconductors	4.7%
Other/Cash & Equivalents	11.4%
100.0%

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s assets.

Catalyst Energy Infrastructure Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2023

The Fund’s performance figures* for each of the periods ended June 30, 2023, compared to its benchmark:

	1 Year Return	Annualized 5 Year Return	Annualized Since Inception**
Class A	22.08%	4.63%	(0.38)%
Class A with load	15.06%	3.41%	(1.07)%
Class C	21.15%	3.83%	(1.10)%
Class I	22.42%	4.87%	(0.12)%
Alerian MLP Total Return Index(a)	30.51%	6.16%	0.11%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2022, the Fund’s total gross annual operating expenses are 1.73% for Class A, 2.48% for Class C, and 1.48% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Alerian MLP Total Return Index is the leading gauge of large-cap and mid-cap energy Master Limited Partnerships. Investors cannot invest directly in an index.

**	Inception date is December 22, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Industry	% of Net Assets
Oil & Gas Producers	99.7%
Other/Cash & Equivalents	0.3%
100.0%

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s assets.

Catalyst/MAP Global Equity Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2023

The Fund’s performance figures* for each of the periods ended June 30, 2023, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	Ten Year Return	Since Inception**	Since Inception***
Class A	7.65%	5.12%	7.37%	7.32%	N/A
Class A with load	1.46%	3.88%	6.73%	6.79%	N/A
Class C	6.79%	4.33%	6.56%	6.51%	N/A
Class I	7.90%	5.39%	N/A	N/A	5.76%
MSCI All Country World Stock Index(a)	17.13%	8.64%	9.31%	8.79%	7.86%
MSCI All Country World Stock Value Index(b)	10.83%	5.94%	6.96%	6.91%	5.29%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s prospectus dated November 1, 2022, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 1.59% for Class A, 2.34% for Class C, and 1.34% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The MSCI All Country World Stock Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index.

(b)	The MSCI All Country World Stock Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 27 Emerging Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. Investors cannot invest directly in an index.

**	Inception date is July 29, 2011 for Class A, Class C and the benchmark.

***	Inception date is June 6, 2014 for Class I and the benchmark.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Industry or Asset Type	% of Net Assets
Biotech & Pharma	13.1%
Technology Hardware	8.0%
Exchange-Traded Funds	7.9%
Semiconductors	5.7%
Telecommunications	5.2%
Construction Materials	4.8%
Entertainment Content	4.8%
Food	4.4%
Software	3.8%
Engineering & Construction	3.7%
Tobacco & Cannabis	3.6%
Other/Cash & Equivalents	35.0%
100.0%

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s assets.

Catalyst/Lyons Tactical Allocation Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2023

The Fund’s performance figures* for each of the periods ended June 30, 2023, compared to its benchmarks:

	1 Year Return	Annualized 5 Year Return	Annualized Ten Year Return	Annualized Since Inception**	Annualized Since Inception***
Class A	3.84%	2.32%	6.95%	8.32%	N/A
Class A with load	(2.13)%	1.11%	6.32%	7.74%	N/A
Class C	3.05%	1.55%	6.16%	7.52%	N/A
Class I	4.05%	2.56%	N/A	N/A	5.35%
Lipper Flexible Portfolio Funds Index(a)	8.84%	5.92%	6.46%	6.89%	5.28%
S&P 500 Total Return Index(b)	19.59%	12.31%	12.86%	13.53%	11.62%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s prospectus dated November 1, 2022, the Fund’s total gross annual operating expenses are 1.90% for Class A, 2.65% for Class C, and 1.65% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Lipper Flexible Portfolio Funds Index, is an index that, by portfolio practice, allocates its investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return. At least 25% of its portfolio is invested in securities traded outside of the United States. Investors cannot invest directly in an index.

(b)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is July 2, 2012 for Class A, Class C and the benchmarks.

***	Inception date is June 6, 2014 for Class I and the benchmarks.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Industry or Asset Type	% of Net Assets
Health Care Facilities & Service	15.2%
Retail - Discretionary	12.3%
Oil & Gas	10.4%
Technology Services	7.9%
Retail - Consumer Staples	7.5%
Industrial Support Services	4.4%
Steel	4.1%
Electrical Equipment	4.1%
Technology Hardware	3.9%
Chemicals	3.8%
Other/Cash & Equivalents	26.4%
100.0%

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s assets.

Catalyst Dynamic Alpha Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2023

The Fund’s performance figures* for each of the periods ended June 30, 2023, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	Ten Year Return	Since Inception**	Since Inception***
Class A	16.55%	7.26%	12.36%	12.74%	N/A
Class A with load	9.85%	5.99%	11.69%	12.16%	N/A
Class C	15.65%	6.45%	11.51%	11.90%	N/A
Class I	16.85%	7.52%	N/A	N/A	10.33%
S&P 500 Total Return Index(a)	19.59%	12.31%	12.86%	13.81%	11.62%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s prospectus dated November 1, 2022, the Fund’s total gross annual operating expenses are 1.49% for Class A, 2.24% for Class C and 1.24% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is December 22, 2011 for Class A, Class C and the benchmark.

***	Inception date is June 6, 2014 for Class I and the benchmark.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Industry or Asset Type	% of Net Assets
Semiconductors	12.4%
Biotech & Pharma	9.4%
Food	8.8%
Retail - Discretionary	8.1%
Engineering & Construction	6.9%
Software	6.6%
Technology Hardware	6.5%
Aerospace & Defense	5.7%
Health Care Facilities & Services	4.3%
Asset Management	2.9%
Other/Cash & Equivalents	28.4%
100.0%

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s assets.

CATALYST INSIDER BUYING FUND
SCHEDULE OF INVESTMENTS
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 99.5%
	ASSET MANAGEMENT - 8.6%
9,030	Apollo Global Management, Inc.	$693,594
5,540	Ares Management Corporation, Class A	533,779
420	KKR & Company, Inc. (b)	23,520
		1,250,893
	AUTOMOTIVE - 6.7%
2,325	Tesla, Inc.(a)	608,615
4,270	XPEL, Inc.(a) (b)	359,619
		968,234
	BIOTECH & PHARMA - 4.5%
4,050	Novo Nordisk A/S - ADR	655,412

	ELECTRICAL EQUIPMENT - 6.6%
3,065	Amphenol Corporation, Class A	260,372
4,435	Atkore International Group, Inc.(a) (b)	691,594
		951,966
	HEALTH CARE FACILITIES & SERVICES - 6.8%
3,590	Ensign Group, Inc. (The) (b)	342,701
1,150	HCA Healthcare, Inc.	349,003
605	UnitedHealth Group, Inc.	290,787
		982,491
	MEDICAL EQUIPMENT & DEVICES - 7.8%
2,675	Danaher Corporation	642,000
935	Thermo Fisher Scientific, Inc.	487,836
		1,129,836
	METALS & MINING - 9.6%
3,570	Alpha Metallurgical Resources, Inc. (b)	586,765
17,340	Peabody Energy Corporation(b)	375,584
11,150	Warrior Met Coal, Inc.	434,293
		1,396,642
	RETAIL - DISCRETIONARY - 2.0%
600	Ulta Beauty, Inc.(a)	282,357

The accompanying notes are an integral part of these financial statements.

CATALYST INSIDER BUYING FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 99.5% (Continued)
	SEMICONDUCTORS - 4.7%
1,400	KLA Corporation	$679,028

	SOFTWARE - 26.0%
358,220	Hims & Hers Health, Inc.(a) (b)	3,367,268
1,190	Microsoft Corporation(b)	405,243
		3,772,511
	TECHNOLOGY HARDWARE - 4.4%
3,900	Arista Networks, Inc.(a)	632,034

	TECHNOLOGY SERVICES - 6.6%
40	Fair Isaac Corporation(a)	32,368
160	Jack Henry & Associates, Inc.	26,773
800	Mastercard, Inc., Class A	314,640
480	MSCI, Inc.	225,259
4,325	Pagseguro Digital Ltd., Class A(a) (b)	40,828
1,310	Visa, Inc., Class A(b)	311,099
		950,967
	WHOLESALE - DISCRETIONARY - 5.2%
7,370	Copart, Inc.(a)	672,218
220	Pool Corporation	82,420
		754,638

	TOTAL COMMON STOCKS (Cost $11,717,990)	14,407,009

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 34.2%
	COLLATERAL FOR SECURITIES LOANED – 33.6%
4,863,034	Mount Vernon Liquid Assets Portfolio, LLC, 5.22% (Cost $4,863,034)(c)(d)(e)	4,863,034

The accompanying notes are an integral part of these financial statements.

CATALYST INSIDER BUYING FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 34.2% (Continued)
	MONEY MARKET FUND - 0.6% (Continued)
85,679	First American Treasury Obligations Fund, Class X, 5.03% (Cost $85,679)(c)	$85,679

	TOTAL SHORT-TERM INVESTMENTS (Cost $4,948,713)	4,948,713

	TOTAL INVESTMENTS – 133.7% (Cost $16,666,703)	$19,355,722
	LIABILITIES IN EXCESS OF OTHER ASSETS - (33.7)%	(4,877,703)
	NET ASSETS - 100.0%	$14,478,019

ADR	- American Depositary Receipt

A/S	- Anonim Sirketi

LLC	- Limited Liability Company

LTD	- Limited Company

MSCI	- Morgan Stanley Capital International

(a)	Non-income producing security.

(b)	All or a portion of the security is on loan. The Total fair value of the securities on loan as of June 30, 2023 was $4,789,675.

(c)	Rate disclosed is the seven day effective yield as of June 30, 2023.

(d)	Mutual Fund Series Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(e)	Security was purchased with cash received as collateral for securities on loan at June 30, 2023. Total collateral had a value of $4,863,034 at June 30, 2023.

See accompanying notes which are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

CATALYST ENERGY INFRASTRUCTURE
SCHEDULE OF INVESTMENTS
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 99.7%
	OIL & GAS PRODUCERS - 99.7%
145,531	Cheniere Energy, Inc.	$22,173,103
159,072	Crestwood Equity Partners, L.P.	4,212,227
121,199	DT Midstream, Inc.	6,007,834
244,477	Enbridge, Inc.	9,082,321
1,702,332	Energy Transfer, L.P.	21,619,615
1,043,866	EnLink Midstream, LLC	11,064,980
394,693	Enterprise Products Partners, L.P.	10,400,161
1,588,189	Equitrans Midstream Corporation	15,183,087
263,581	Gibson Energy, Inc.	4,144,537
181,427	Hess Midstream, L.P., Class A	5,566,180
189,256	Keyera Corporation	4,364,490
516,367	Kinder Morgan, Inc.	8,891,840
103,859	Kinetik Holdings, Inc.	3,649,605
51,538	Magellan Midstream Partners, L.P.	3,211,848
10,245	Marathon Petroleum Corporation	1,194,567
118,275	MPLX, L.P.	4,014,254
2,714,755	NextDecade Corporation(a)	22,288,138
280,821	NuStar Energy, L.P.	4,813,272
177,954	ONEOK, Inc.	10,983,321
311,796	Pembina Pipeline Corporation	9,802,866
700,578	Plains GP Holdings, L.P., Class A	10,389,572
146,201	Targa Resources Corporation	11,125,896
234,752	TC Energy Corporation	9,486,328
158,177	Western Midstream Partners, L.P.	4,194,854
592,471	Williams Companies, Inc. (The)	19,332,329
		237,197,225

	TOTAL COMMON STOCKS (Cost $183,781,495)	237,197,225

The accompanying notes are an integral part of these financial statements.

CATALYST ENERGY INFRASTRUCTURE
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENT — 0.3%
	MONEY MARKET FUND - 0.3%
616,286	First American Treasury Obligations Fund, Class X, 5.03% (Cost $616,286)(b)	$616,286

	TOTAL INVESTMENTS - 100.0% (Cost $183,397,791)	$237,813,511
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%	13,142
	NET ASSETS - 100.0%	$237,826,653

LLC	- Limited Liability Company

LP	- Limited Partnership

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2023.

See accompanying notes which are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 91.4%
	AEROSPACE & DEFENSE - 2.5%
128,840	Kratos Defense & Security Solutions, Inc.(a)	$1,847,566

	APPAREL & TEXTILE PRODUCTS - 0.4%
600	Kering S.A.	331,034

	ASSET MANAGEMENT - 1.6%
14,800	Groupe Bruxelles Lambert S.A.	1,165,395

	BEVERAGES - 1.8%
3,200,000	Thai Beverage PCL	1,372,416

	BIOTECH & PHARMA - 13.1%
9,900	Johnson & Johnson	1,638,648
31,180	Novartis A.G. - ADR	3,146,374
54,750	Sanofi - ADR	2,951,025
128,000	Takeda Pharmaceutical Company Ltd. - ADR	2,010,880
		9,746,927
	CHEMICALS - 2.4%
51,000	Mosaic Company (The)	1,785,000

	CONSTRUCTION MATERIALS - 4.8%
25,180	Holcim Ltd.	1,693,652
12,877	Knife River Corporation(a)	560,150
61,510	MDU Resources Group, Inc.	1,288,019
		3,541,821
	E-COMMERCE DISCRETIONARY - 1.6%
25,853	eBay, Inc.	1,155,371

	ENGINEERING & CONSTRUCTION - 3.7%
16,925	Tetra Tech, Inc.	2,771,299

	ENTERTAINMENT CONTENT - 4.8%
5,919	Electronic Arts, Inc.	767,694
256,280	Vivendi S.A.	2,350,818

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 91.4% (Continued)
	ENTERTAINMENT CONTENT - 4.8% (Continued)
36,002	Warner Bros Discovery, Inc.(a)	$451,465
		3,569,977
	FOOD - 4.4%
169,700	GrainCorp Ltd	885,008
19,550	Nestle S.A. - ADR	2,352,843
		3,237,851
	GAS & WATER UTILITIES - 3.5%
28,270	National Fuel Gas Company	1,451,947
43,000	UGI Corporation	1,159,710
		2,611,657
	HOUSEHOLD PRODUCTS - 3.3%
94,900	Reckitt Benckiser Group plc - ADR	1,441,530
18,960	Unilever plc - ADR	988,385
		2,429,915
	INTERNET MEDIA & SERVICES - 2.1%
5,428	Meta Platforms, Inc., Class A(a)	1,557,727

	MEDICAL EQUIPMENT & DEVICES - 2.4%
20,263	Medtronic PLC	1,785,170

	METALS & MINING - 2.6%
25,755	Freeport-McMoRan, Inc.	1,030,200
188,340	Grupo Mexico S.A.B. de C.V. - Series B	905,423
		1,935,623
	OIL & GAS PRODUCERS - 2.1%
4,907	Chevron Corporation	772,116
5,710	Hess Corporation	776,275
		1,548,391
	RETAIL - CONSUMER STAPLES - 2.5%
12,062	Walmart, Inc.	1,895,905

	RETAIL - DISCRETIONARY - 1.9%
4,445	Home Depot, Inc. (The)	1,380,795

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 91.4% (Continued)
	SEMICONDUCTORS - 5.7%
14,472	Applied Materials, Inc.	$2,091,783
10,000	Intel Corporation	334,400
28,619	Micron Technology, Inc. (b)	1,806,145
		4,232,328
	SOFTWARE - 3.8%
8,310	Microsoft Corporation	2,829,887

	TECHNOLOGY HARDWARE - 8.0%
11,300	Apple, Inc.	2,191,861
44,810	Cisco Systems, Inc.	2,318,470
365,550	Nokia OYJ - ADR(b)	1,520,688
		6,031,019
	TELECOMMUNICATIONS - 5.2%
62,300	AT&T, Inc.	993,685
142,000	Orange S.A. - ADR	1,652,880
134,930	Vodafone Group plc - ADR	1,275,089
		3,921,654
	TOBACCO & CANNABIS - 3.6%
18,800,000	Hanjaya Mandala Sampoerna Tbk P.T.	1,183,690
67,000	Imperial Brands plc - ADR	1,503,480
		2,687,170
	WHOLESALE - CONSUMER STAPLES - 3.6%
27,560	Bunge Ltd.	2,600,286

	TOTAL COMMON STOCKS (Cost $55,547,095)	67,972,184

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 7.9%
	COMMODITY - 3.3%
65,000	SPDR Gold MiniShares Trust(a)	2,475,850

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares						Fair Value
	EXCHANGE-TRADED FUNDS — 7.9% (Continued)
	FIXED INCOME - 4.6%
37,200	SPDR Bloomberg 1-3 Month T-Bill ETF					$3,415,704

	TOTAL EXCHANGE-TRADED FUNDS (Cost $5,887,685)					5,891,554

	SHORT-TERM INVESTMENT — 0.3%
	MONEY MARKET FUND - 0.3%
230,344	First American Treasury Obligations Fund, Class X, 5.03% (Cost $230,344)(c)					230,344

	TOTAL INVESTMENTS - 99.6% (Cost $61,665,124)					$74,094,082
	CALL OPTIONS WRITTEN - 0.0% (Proceeds - $212,799)					(31,800)
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.4%					311,214
	NET ASSETS - 100.0%					$74,373,496

Contracts(d)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN EQUITY OPTIONS - 0.0% (e)
	CALL OPTIONS WRITTEN- 0.0%(e)
275	Micron Technology, Inc.	PER	07/21/2023	$70	$1,735,525	$6,600
3,600	Nokia OYJ	PER	01/19/2024	6	1,497,600	25,200
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $212,799)					31,800

	TOTAL WRITTEN EQUITY OPTIONS (Proceeds - $212,799)					$31,800

ADR	- American Depositary Receipt

ETF	- Exchange-Traded Fund

LTD	- Limited Company

OYJ	- Julkinen osakeyhtiö

PLC	- Public Limited Company

SPDR	- Standard & Poor’s Depositary Receipt

PER	- Pershing LLC

(a)	Non-income producing security.

(b)	All of portion of this security is being held as collateral for Options Written.

(c)	Rate disclosed is the seven day effective yield as of June 30, 2023.

(d)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(e)	Percentage rounds to greater than (0.1%).

The accompanying notes are an integral part of these financial statements.

CATALYST/LYONS TACTICAL ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 96.0%
	AEROSPACE & DEFENSE - 3.7%
2,659	Lockheed Martin Corporation	$1,224,150

	CHEMICALS - 3.8%
23,573	Dow, Inc.	1,255,498

	COMMERCIAL SUPPORT SERVICES - 3.8%
7,320	Waste Management, Inc.	1,269,434

	CONSUMER SERVICES - 3.6%
18,629	Service Corp International	1,203,247

	DIVERSIFIED INDUSTRIALS - 3.8%
6,073	Honeywell International, Inc.	1,260,148

	ELECTRICAL EQUIPMENT - 4.1%
4,101	Lennox International, Inc.	1,337,213

	HEALTH CARE FACILITIES & SERVICES - 15.2%
6,884	AmerisourceBergen Corporation	1,324,688
2,246	Chemed Corporation	1,216,591
4,372	HCA Healthcare, Inc.	1,326,814
2,409	UnitedHealth Group, Inc.	1,157,862
		5,025,955
	INDUSTRIAL SUPPORT SERVICES - 4.4%
1,810	WW Grainger, Inc.	1,427,348

	LEISURE FACILITIES & SERVICES - 3.8%
6,858	Marriott International, Inc., Class A	1,259,746

	OIL & GAS PRODUCERS - 10.4%
11,122	ConocoPhillips	1,152,350
10,230	EOG Resources, Inc.	1,170,721
19,071	Occidental Petroleum Corporation	1,121,375
		3,444,446

The accompanying notes are an integral part of these financial statements.

CATALYST/LYONS TACTICAL ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares						Fair Value
	COMMON STOCKS — 96.0% (Continued)
	RETAIL - CONSUMER STAPLES - 7.5%
2,335	Costco Wholesale Corporation					$1,257,118
7,258	Dollar General Corporation					1,232,263
						2,489,381
	RETAIL - DISCRETIONARY - 12.3%
4,093	Home Depot, Inc. (The)					1,271,450
8,386	Penske Automotive Group, Inc.					1,397,359
2,923	Ulta Beauty, Inc.(a)					1,375,549
						4,044,358
	SOFTWARE - 3.7%
3,591	Microsoft Corporation					1,222,879

	STEEL - 4.1%
12,295	Steel Dynamics, Inc.					1,339,294

	TECHNOLOGY HARDWARE - 3.9%
6,673	Apple, Inc.					1,294,362

	TECHNOLOGY SERVICES - 7.9%
7,904	Broadridge Financial Solutions, Inc.					1,309,141
3,179	S&P Global, Inc.					1,274,429
						2,583,570

	TOTAL COMMON STOCKS (Cost $30,002,158)					31,681,029

Shares						Fair Value
	SHORT-TERM INVESTMENT — 2.4%
	MONEY MARKET FUND - 2.4%
785,275	First American Treasury Obligations Fund, Class X, 5.03% (Cost $785,275)(b)					785,275

Contracts(c)		Broker/Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	INDEX OPTIONS PURCHASED - 1.5%
	PUT OPTIONS PURCHASED - 1.5%
65	S&P 500 INDEX SPX	USB	09/15/2023	$4,000	$26,000,000	$119,275
60	S&P 500 INDEX SPX	USB	10/20/2023	3,900	$23,400,000	150,000

The accompanying notes are an integral part of these financial statements.

CATALYST/LYONS TACTICAL ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Contracts(c)		Broker/Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	INDEX OPTIONS PURCHASED - 1.5% (Continued)
	PUT OPTIONS PURCHASED - 1.5% (Continued)
75	S&P 500 INDEX SPX	USB	11/17/2023	$3,850	$28,875,000	$228,375
	TOTAL PUT OPTIONS PURCHASED (Cost - $921,601)					497,650

	TOTAL INDEX OPTIONS PURCHASED (Cost - $921,601)					497,650

	TOTAL INVESTMENTS - 99.9% (Cost $31,709,034)					$32,963,954
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.1%					37,800
	NET ASSETS - 100.0%					$33,001,754

USB	US Bancorp

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2023.

(c)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

See accompanying notes which are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

CATALYST DYNAMIC ALPHA FUND
SCHEDULE OF INVESTMENTS
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 99.6%
	AEROSPACE & DEFENSE - 5.7%
36,050	Raytheon Technologies Corporation	$3,531,458
3,975	TransDigm Group, Inc.	3,554,326
		7,085,784
	APPAREL & TEXTILE PRODUCTS - 2.8%
6,700	Deckers Outdoor Corporation(a)	3,535,322

	ASSET MANAGEMENT - 2.9%
46,450	Apollo Global Management, Inc.	3,567,825

	AUTOMOTIVE - 2.5%
62,250	BorgWarner, Inc.	3,044,648

	BANKING - 2.4%
79,100	HSBC Holdings plc - ADR(b)	3,133,942

	BIOTECH & PHARMA - 9.4%
42,250	Merck & Company, Inc.	4,875,228
52,900	Sanofi - ADR	2,851,310
11,300	Vertex Pharmaceuticals, Inc.(a)	3,976,583
		11,703,121
	CONSTRUCTION MATERIALS - 1.7%
4,600	Martin Marietta Materials, Inc.	2,123,774

	ELECTRICAL EQUIPMENT - 2.7%
39,300	Amphenol Corporation, Class A	3,338,535

	ENGINEERING & CONSTRUCTION - 6.9%
43,600	Quanta Services, Inc.(b)	8,565,220

	FOOD - 8.8%
19,575	Hershey Company (The)	4,887,877
15,800	J M Smucker Company (The)	2,333,186
32,425	Lamb Weston Holdings, Inc.	3,727,254
		10,948,317

The accompanying notes are an integral part of these financial statements.

CATALYST DYNAMIC ALPHA FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 99.6% (Continued)
	HEALTH CARE FACILITIES & SERVICES - 4.3%
27,700	AmerisourceBergen Corporation	$5,330,311

	INSURANCE - 1.8%
32,500	Brown & Brown, Inc.	2,237,300

	INTERNET MEDIA & SERVICES - 2.2%
76,750	Trip.com Group Ltd. - ADR(a)	2,686,250

	LEISURE FACILITIES & SERVICES - 2.6%
28,200	Texas Roadhouse, Inc.(b)	3,166,296

	MEDICAL EQUIPMENT & DEVICES - 2.4%
10,400	Shockwave Medical, Inc.(a)	2,968,264

	RETAIL - CONSUMER STAPLES - 2.2%
57,550	Kroger Company (The)	2,704,850

	RETAIL - DISCRETIONARY - 8.1%
53,500	Builders FirstSource, Inc.(a) (b)	7,275,999
20,950	Dick’s Sporting Goods, Inc.(b)	2,769,381
		10,045,380
	SEMICONDUCTORS - 12.4%
8,900	KLA Corporation	4,316,678
85,150	ON Semiconductor Corporation(a)	8,053,486
56,200	STMicroelectronics N.V. - ADR(b)	2,809,438
		15,179,602
	SOFTWARE - 6.6%
34,000	Fortinet, Inc.(a)	2,570,060
4,050	HubSpot, Inc.(a)	2,154,965
10,350	Microsoft Corporation	3,524,589
		8,249,614
	SPECIALTY REITS - 2.4%
53,400	Iron Mountain, Inc.	3,034,188

The accompanying notes are an integral part of these financial statements.

CATALYST DYNAMIC ALPHA FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 99.6% (Continued)
	TECHNOLOGY HARDWARE - 6.5%
146,850	Flex Ltd.(a)	$4,058,934
13,700	Motorola Solutions, Inc.	4,017,936
		8,076,870
	TECHNOLOGY SERVICES - 2.3%
25,750	Booz Allen Hamilton Holding Corporation	2,873,700

	TOTAL COMMON STOCKS (Cost $97,320,794)	123,599,113

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 11.9%
	COLLATERAL FOR SECURITIES LOANED - 11.3%
13,966,343	Mount Vernon Liquid Assets Portfolio, LLC, 5.22% (Cost $13,966,343)(c)(d)(e)	13,966,343

	MONEY MARKET FUND - 0.6%
760,897	First American Treasury Obligations Fund, Class X, 5.03% (Cost $760,897)(c)	760,897
	TOTAL SHORT-TERM INVESTMENTS (Cost $14,727,240)	14,727,240

	TOTAL INVESTMENTS - 111.5% (Cost $112,048,034)	$138,326,353
	LIABILITIES IN EXCESS OF OTHER ASSETS - (11.5)%	(14,177,350)
	NET ASSETS - 100.0%	$124,149,003

ADR	- American Depositary Receipt

LLC	- Limited Liability Company

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of the security is on loan. The Total fair value of the securities on loan as of June 30, 2023 was $13,753,774.

(c)	Rate disclosed is the seven day effective yield as of June 30, 2023.

(d)	Mutual Fund Series Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(e)	Security was purchased with cash received as collateral for securities on loan at June 30, 2023. Total collateral had a value of $13,966,343 at June 30, 2023.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2023

	Catalyst Insider	Catalyst Energy	Catalyst/MAP
	Buying Fund	Infrastructure Fund	Global Equity Fund
ASSETS:
Investment in Securities, at Cost	$16,666,703	$184,397,781	$61,665,124
Investment in Securities, at Value	$19,355,722	$237,813,511	$74,094,082
Foreign Currency, at value (at cost $0, $34,674, $0)	—	36,221	—
Receivable for securities sold	216,463	—	—
Receivable for Fund shares sold	309	75,709	200
Dividends and interest receivable	10,779	310,580	434,913
Prepaid expenses and other assets	29,044	45,762	28,528
Total Assets	19,612,317	238,281,783	74,557,723

LIABILITIES:
Options written (proceeds $0, $0, $212,799)	—	—	31,800
Payable upon return of securities loaned (Market value of securities on loan $4,789,675, $0, $0)	4,863,034	—	—
Payable for securities purchased	218,068	—	—
Payable for Fund shares redeemed	6,090	108,369	63,705
Management fees payable	5,508	216,768	34,767
Trustee fee payable	3,618	3,643	3,694
Payable to related parties	4,143	11,876	5,600
Compliance Officer fees payable	—	43	—
Accrued 12b-1 fees	9,552	56,947	11,262
Accrued expenses and other liabilities	24,285	57,484	33,399
Total Liabilities	5,134,298	455,130	184,227

Net Assets	$14,478,019	$237,826,653	$74,373,496

NET ASSETS CONSIST OF:
Paid in capital	$65,704,365	$226,844,894	$59,940,350
Accumulated earnings (deficits)	(51,226,346)	10,981,759	14,433,146
Net Assets	$14,478,019	$237,826,653	$74,373,496

Class A
Net Assets	$8,321,878	$28,701,916	$9,719,182
Shares of beneficial interest outstanding (a)	554,084	1,396,740	580,668
Net asset value per share (Net assets/shares outstanding)	$15.02	$20.55	$16.74
Maximum offering price per share (b)	$15.94	$21.80	$17.76
Minimum redemption price per share (c)	$14.87	$20.34	$16.57

Class C
Net Assets	$2,243,957	$26,744,802	$7,807,699
Shares of beneficial interest outstanding (a)	157,258	1,303,151	482,246
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$14.27	$20.52	$16.19

Class I
Net Assets	$3,912,184	$182,379,935	$56,846,615
Shares of beneficial interest outstanding (a)	254,731	8,838,248	3,385,732
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$15.36	$20.64	$16.79

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30, 2023

	Catalyst/Lyons	Catalyst
	Tactical	Dynamic Alpha
	Allocation Fund	Fund
ASSETS:
Investment in Securities, at Cost	$31,709,034	$112,048,034
Investment in Securities, at Value	$32,963,954	$138,326,353
Receivable for securities sold	225,475	53,582
Receivable for Fund shares sold	600	62,884
Dividends and interest receivable	34,510	93,979
Prepaid expenses and other assets	33,237	37,454
Total Assets	33,257,776	138,574,252

LIABILITIES:
Payable upon return of securities loaned (Market value of securities on loan $0, $13,753,774)	—	13,966,343
Payable for securities purchased	143,550	—
Payable for Fund shares redeemed	46,077	234,494
Management fees payable	22,045	90,851
Trustee fee payable	3,637	3,661
Payable to related parties	4,425	8,813
Compliance Officer fees payable	297	9
Accrued 12b-1 fees	11,271	77,058
Accrued expenses and other liabilities	24,720	44,020
Total Liabilities	256,022	14,425,249

Net Assets	$33,001,754	$124,149,003

NET ASSETS CONSIST OF:
Paid in capital	$32,979,764	$98,055,618
Accumulated earnings (deficits)	21,990	26,093,385
Net Assets	$33,001,754	$124,149,003

Class A
Net Assets	$5,228,546	$63,267,079
Shares of beneficial interest outstanding (a)	371,168	3,151,670
Net asset value per share (Net assets/shares outstanding)	$14.09	$20.07
Maximum offering price per share (b)	$14.95	$21.29
Minimum redemption price per share (c)	$13.95	$19.87

Class C
Net Assets	$14,774,867	$25,098,295
Shares of beneficial interest outstanding (a)	1,100,983	1,420,793
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$13.42	$17.66

Class I
Net Assets	$12,998,341	$35,783,629
Shares of beneficial interest outstanding (a)	919,736	1,743,713
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$14.13	$20.52

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations
For the Year Ended June 30, 2023

	Catalyst Insider	Catalyst Energy	Catalyst/MAP
	Buying Fund	Infrastructure Fund	Global Equity Fund
Investment Income:
Dividend income	$307,588	$10,873,666	$2,265,272
Interest income	5,534	30,837	60,849
Securities lending - net	11,044	—	—
Foreign tax withheld	(7,891)	(367,817)	(227,631)
Total Investment Income	316,275	10,536,686	2,098,490

Operating Expenses:
Investment management fees	153,537	2,910,987	753,715
12b-1 fees:
Class A	22,299	72,288	22,871
Class C	23,275	253,538	79,688
Registration fees	48,151	61,233	41,879
Administration fees	22,141	79,524	45,181
Networking fees	18,111	228,649	63,394
Trustees’ fees	15,312	15,312	15,320
Legal fees	14,912	14,664	14,094
Audit fees	13,462	13,965	15,436
Compliance officer fees	6,002	16,391	10,630
Custody fees	5,818	21,840	14,740
Transfer agent fees	4,101	14,797	7,309
Printing expense	3,550	44,669	6,904
Management services fees	3,026	47,152	15,261
Interest expense	1,601	15,558	2,217
Insurance expense	894	4,999	2,693
Miscellaneous expense	2,626	2,937	2,696
Total Operating Expenses	358,818	3,818,503	1,114,028
Less: Fees waived and/or reimbursed by Manager	(114,421)	(145,542)	(285,664)
Net Operating Expenses	244,397	3,672,961	828,364

Net Investment Income	71,878	6,863,725	1,270,126

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Options Written, and Foreign Currency Translations:
Net realized gain (loss) from:
Investments	(4,941,992)	12,901,563	2,158,617
Options written	—	—	82,948
Foreign currency transactions	—	(8,172)	13,808
Net realized gain (loss)	(4,941,992)	12,893,391	2,255,373

Net change in unrealized appreciation (depreciation) on:
Investments	9,112,947	25,119,971	2,027,830
Options written	—	—	180,999
Foreign currency translations	—	(1,123)	4,314
Net change in unrealized appreciation (depreciation)	9,112,947	25,118,848	2,213,143

Net Realized and Unrealized Gain on Investments	4,170,955	38,012,239	4,468,516

Net Increase in Net Assets Resulting From Operations	$4,242,833	$44,875,964	$5,738,642

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations (Continued)
For the Year Ended June 30, 2023

	Catalyst/Lyons	Catalyst
	Tactical	Dynamic Alpha
	Allocation Fund	Fund
Investment Income:
Dividend Income	$43,629	$2,103,957
Interest Income	1,033,178	24,035
Securities lending - net	—	44,340
Foreign tax withheld	—	(22,907)
Total Investment Income	1,076,807	2,149,425

Operating Expenses:
Investment management fees	462,314	1,259,773
12b-1 fees:
Class A	14,259	167,835
Class C	155,896	255,921
Registration fees	46,898	52,442
Networking fees	31,871	104,961
Administration fees	29,003	50,528
Trustees’ fees	15,312	15,250
Legal fees	14,359	19,244
Audit fees	13,477	13,469
Compliance officer fees	12,593	14,126
Management services fees	7,519	25,455
Custody fees	3,922	10,884
Printing expense	3,702	12,700
Transfer agent fees	3,457	9,765
Insurance expense	1,322	4,722
Interest expense	284	613
Miscellaneous expense	2,938	2,880
Total Operating Expenses	819,126	2,020,568
Less: Fees waived and/or reimbursed by Manager	(175,583)	(172,829)
Net Operating Expenses	643,543	1,847,739

Net Investment Income	433,264	301,686

Realized and Unrealized Gain (Loss) on Investments, and Purchased Options:
Net realized gain (loss) from:
Investments	2,005,007	(226,897)
Purchased Options	803,596	—
Net realized gain (loss)	2,808,603	(226,897)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,719,887)	18,743,834
Purchased Options	(423,951)	—
Net change in unrealized appreciation (depreciation)	(2,143,838)	18,743,834

Net Realized and Unrealized Gain on Investments	664,765	18,516,937

Net Increase in Net Assets Resulting From Operations	$1,098,029	$18,818,623

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets

	Catalyst Insider Buying Fund		Catalyst Energy Infrastructure Fund		Catalyst/MAP Global Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Operations:
Net investment income (loss)	$71,878	$(487,316)	$6,863,725	$6,393,609	$1,270,126	$1,000,299
Net realized gain (loss) on investments	(4,941,992)	(3,196,706)	12,893,391	796,264	2,255,373	2,352,304
Net change in unrealized appreciation (depreciation) on investments	9,112,947	(22,181,333)	25,118,848	9,293,258	2,213,143	(9,134,818)
Net increase (decrease) in net assets resulting from operations	4,242,833	(25,865,355)	44,875,964	16,483,131	5,738,642	(5,782,215)

Distributions to Shareholders from:
Return of Capital
Class A	—	—	(1,254,772)	(1,376,812)	—	—
Class C	—	—	(988,694)	(999,754)	—	—
Class I	—	—	(8,108,984)	(7,153,659)	—	—
Accumulated Earnings
Class A	—	—	(713,353)	(730,042)	—	(176,950)
Class C	—	—	(558,438)	(448,443)	—	(104,120)
Class I	—	—	(4,517,891)	(2,697,632)	—	(1,176,800)

Total distributions to shareholders	—	—	(16,142,132)	(13,406,342)	—	(1,457,870)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	1,276,137	2,119,328	5,806,317	5,041,825	1,929,257	1,233,569
Class C	64,648	35,851	3,771,867	4,696,736	559,160	303,589
Class I	409,052	1,670,896	62,856,294	92,897,377	18,225,081	16,339,473
Reinvestment of distributions
Class A	—	—	1,477,624	1,536,394	—	127,800
Class C	—	—	1,344,374	1,251,436	—	84,475
Class I	—	—	10,731,615	8,180,489	—	1,006,888
Cost of shares redeemed
Class A	(3,220,141)	(4,634,769)	(8,695,450)	(11,496,202)	(1,706,467)	(1,804,824)
Class C	(993,178)	(3,099,476)	(4,464,186)	(5,111,503)	(1,545,929)	(1,619,080)
Class I	(2,428,359)	(9,186,085)	(68,010,317)	(51,274,406)	(20,944,683)	(8,185,612)
Net increase (decrease) in net assets from share transactions of beneficial interest	(4,891,841)	(13,094,255)	4,818,138	45,722,146	(3,483,581)	7,486,278

Total Increase (Decrease) in Net Assets	(649,008)	(38,959,610)	33,551,970	48,798,935	2,255,061	246,193

Net Assets:
Beginning of year	15,127,027	54,086,637	204,274,683	155,475,748	72,118,435	71,872,242
End of year	$14,478,019	$15,127,027	$237,826,653	$204,274,683	$74,373,496	$72,118,435

Share Activity:
Class A
Shares Sold	88,872	97,561	291,830	283,723	120,470	71,890
Shares Reinvested	—	—	74,973	85,832	—	7,585
Shares Redeemed	(237,077)	(279,913)	(442,423)	(654,096)	(108,485)	(105,703)
Net increase (decrease) in shares of Beneficial interest	(148,205)	(182,352)	(75,620)	(284,541)	11,985	(26,228)

Class C
Shares Sold	4,806	1,964	192,238	257,042	35,771	18,270
Shares Reinvested	—	—	68,284	69,531	—	5,123
Shares Redeemed	(76,614)	(161,141)	(225,203)	(290,398)	(99,734)	(96,407)
Net increase (decrease) in shares of Beneficial interest	(71,808)	(159,177)	35,319	36,175	(63,963)	(73,014)

Class I
Shares Sold	30,026	93,442	3,185,789	4,997,996	1,155,045	950,085
Shares Reinvested	—	—	542,340	448,349	—	59,791
Shares Redeemed	(180,318)	(658,775)	(3,455,554)	(2,773,173)	(1,302,723)	(479,058)
Net increase (decrease) in shares of Beneficial interest	(150,292)	(565,333)	272,575	2,673,172	(147,678)	530,818

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/Lyons Tactical Allocation Fund		Catalyst Dynamic Alpha Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Operations:
Net investment income (loss)	$433,264	$(262,655)	$301,686	$(52,598)
Net realized gain (loss) on investments	2,808,603	(92,636)	(226,897)	5,475,629
Net change in unrealized appreciation (depreciation) on investments	(2,143,838)	(10,085,474)	18,743,834	(12,908,628)
Net increase (decrease) in net assets resulting from operations	1,098,029	(10,440,765)	18,818,623	(7,485,597)

Distributions to Shareholders from:
Accumulated Earnings
Class A	(638,235)	(51,044)	(810,927)	(21,254,845)
Class C	(1,831,281)	(126,964)	(344,376)	(9,902,033)
Class I	(1,695,438)	(149,253)	(397,220)	(12,443,436)

Total distributions to shareholders	(4,164,954)	(327,261)	(1,552,523)	(43,600,314)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	461,529	1,737,274	9,252,880	5,712,846
Class C	738,210	2,461,069	574,197	1,333,846
Class I	4,436,731	6,645,576	8,953,316	4,332,865
Reinvestment of distributions
Class A	602,569	48,257	788,680	20,598,490
Class C	1,812,645	124,323	333,482	9,541,554
Class I	1,539,451	137,176	360,101	10,984,410
Cost of shares redeemed
Class A	(1,714,838)	(2,656,778)	(21,428,547)	(19,598,175)
Class C	(2,859,091)	(3,241,990)	(5,503,332)	(9,013,761)
Class I	(8,790,018)	(7,663,518)	(12,999,169)	(17,616,059)
Net increase (decrease) in net assets from share transactions of beneficial interest	(3,772,812)	(2,408,611)	(19,668,392)	6,276,016

Total Decrease in Net Assets	(6,839,737)	(13,176,637)	(2,402,292)	(44,809,895)

Net Assets:
Beginning of year	39,841,491	53,018,128	126,551,295	171,361,190
End of year	$33,001,754	$39,841,491	$124,149,003	$126,551,295

Share Activity:
Class A
Shares Sold	32,289	90,536	496,831	261,234
Shares Reinvested	44,602	2,479	41,488	993,177
Shares Redeemed	(120,036)	(145,423)	(1,137,291)	(906,745)
Net increase (decrease) in shares of Beneficial interest	(43,145)	(52,408)	(598,972)	347,666

Class C
Shares Sold	52,354	134,690	35,386	61,218
Shares Reinvested	140,298	6,592	19,862	516,039
Shares Redeemed	(212,097)	(183,736)	(335,679)	(466,897)
Net increase (decrease) in shares of Beneficial interest	(19,445)	(42,454)	(280,431)	110,360

Class I
Shares Sold	292,412	346,867	456,072	189,026
Shares Reinvested	113,781	7,053	18,562	520,095
Shares Redeemed	(603,551)	(430,267)	(695,937)	(790,708)
Net decrease in shares of Beneficial interest	(197,358)	(76,347)	(221,303)	(81,587)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Buying Fund
Financial Highlights

For a Share Outstanding Throughout Each Year.

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019

Net asset value, beginning of year	$11.33	$24.08	$18.49	$19.28	$18.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.07	(0.24)	(0.28)	(0.04)	(0.17)
Net realized and unrealized gain (loss) on investments	3.62	(12.51)	5.87	(0.75)	0.92
Total from investment operations	3.69	(12.75)	5.59	(0.79)	0.75

Net asset value, end of year	$15.02	$11.33	$24.08	$18.49	$19.28

Total return (B)	32.57%	(52.95)%	30.23%	(4.10)%	4.05%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,322	$7,959	$21,299	$14,703	$20,850
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement (C)	2.29%	1.81%	1.70%	1.69%	1.63%
Expenses, net waiver and reimbursement (C)	1.55%	1.53%	1.53%	1.54%	1.52%
Net investment loss, before waiver and reimbursement (C,D)	(0.21)%	(1.57)%	(1.47)%	(0.34)%	(1.01)%
Net investment income (loss), net waiver and reimbursement (C,D)	0.53%	(1.29)%	(1.30)%	(0.20)%	(0.90)%
Portfolio turnover rate	214%	66%	77%	249%	220%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019

Net asset value, beginning of year	$10.85	$23.22	$17.97	$18.87	$18.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.03)	(0.37)	(0.43)	(0.17)	(0.30)
Net realized and unrealized gain (loss) on investments	3.45	(12.00)	5.68	(0.73)	0.89
Total from investment operations	3.42	(12.37)	5.25	(0.90)	0.59

Net asset value, end of year	$14.27	$10.85	$23.22	$17.97	$18.87

Total return (B)	31.52%	(53.27)%	29.22%	(4.77)%	3.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,244	$2,485	$9,015	$7,926	$11,973
Ratios to average net assets (including interest expense)(F)
Expenses, before waiver and reimbursement (C)	3.04%	2.56%	2.45%	2.44%	2.38%
Expenses, net waiver and reimbursement (C)	2.29%	2.28%	2.28%	2.29%	2.27%
Net investment loss, before waiver and reimbursement (C,D)	(1.00)%	(2.32)%	(2.22)%	(1.09)%	(1.75)%
Net investment loss, net waiver and reimbursement (C,D)	(0.25)%	(2.04)%	(2.05)%	(0.94)%	(1.64)%
Portfolio turnover rate	214%	66%	77%	249%	220%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	2.28%	1.81%	1.70%	1.68%
Expenses, net waiver and reimbursement (C)	1.54%	1.53%	1.53%	1.53%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	3.03%	2.56%	2.45%	2.43%
Expenses, net waiver and reimbursement (C)	2.28%	2.28%	2.28%	2.28%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Buying Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year.

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019

Net asset value, beginning of year	$11.56	$24.50	$18.77	$19.51	$18.71

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.10	(0.20)	(0.23)	0.02	(0.12)
Net realized and unrealized gain (loss) on investments	3.70	(12.74)	5.96	(0.76)	0.92
Total from investment operations	3.80	(12.94)	5.73	(0.74)	0.80

Net asset value, end of year	$15.36	$11.56	$24.50	$18.77	$19.51

Total return (B)	32.87%	(52.82)%	30.53%	(3.79)%	4.28%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,912	$4,682	$23,773	$17,478	$19,386
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement (C)	2.04%	1.56%	1.45%	1.44%	1.38%
Expenses, net waiver and reimbursement (C)	1.29%	1.28%	1.28%	1.29%	1.27%
Net investment loss, before waiver and reimbursement (C,D)	(0.01)%	(1.32)%	(1.22)%	(0.06)%	(0.73)%
Net investment income (loss), net waiver and reimbursement(C,D)	0.74%	(1.04)%	(1.05)%	0.09%	(0.62)%
Portfolio turnover rate	214%	66%	77%	249%	220%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	2.03%	1.56%	1.45%	1.43%
Expenses, net waiver and reimbursement (C)	1.28%	1.28%	1.28%	1.28%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Energy Infrastructure Fund
Financial Highlights

For a Share Outstanding Throughout Each Year.

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	(C)	June 30, 2019	(C)

Net asset value, beginning of year	$18.02	$17.47	$12.18	$22.94	$27.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.56	0.63	0.59	0.96	1.05
Net realized and unrealized gain (loss) on investments	3.31	1.25	6.00	(9.19)	(2.36)
Total from investment operations	3.87	1.88	6.59	(8.23)	(1.31)

LESS DISTRIBUTIONS:
From net investment income	(0.48)	(0.42)	(0.16)	(1.63)	(0.20)
From return of capital	(0.86)	(0.91)	(1.14)	(0.90)	(2.95)
Total distributions	(1.34)	(1.33)	(1.30)	(2.53)	(3.15)

Net asset value, end of year	$20.55	$18.02	$17.47	$12.18	$22.94

Total return (B)	22.08%	11.07%	58.01%	(38.65)%	(4.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$28,702	$26,527	$30,687	$23,625	$50,216
Ratios to average net assets (including interest expense)(D)
Expenses, before waiver and reimbursement	1.75%	1.73%	1.81%	1.81%	1.73%
Expenses, net waiver and reimbursement	1.69%	1.68%	1.68%	1.70%	1.68%
Net investment income, before waiver and reimbursement	2.78%	3.46%	4.16%	5.34%	4.14%
Net investment income, net waiver and reimbursement	2.84%	3.51%	4.28%	5.45%	4.19%
Portfolio turnover rate	18%	25%	32%	49%	40%

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	(C)	June 30, 2019	(C)

Net asset value, beginning of year	$18.00	$17.45	$12.17	$22.92	$27.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.41	0.49	0.48	0.83	0.85
Net realized and unrealized gain (loss) on investments	3.31	1.26	6.00	(9.18)	(2.33)
Total from investment operations	3.72	1.75	6.48	(8.35)	(1.48)

LESS DISTRIBUTIONS:
From net investment income	(0.43)	(0.38)	(0.15)	(1.54)	(0.20)
From return of capital	(0.77)	(0.82)	(1.05)	(0.86)	(2.80)
Total distributions	(1.20)	(1.20)	(1.20)	(2.40)	(3.00)

Net asset value, end of year	$20.52	$18.00	$17.45	$12.17	$22.92

Total return (B)	21.15%	10.26%	56.78%	(39.03)%	(5.49)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$26,745	$22,817	$21,492	$17,127	$31,580
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement	2.50%	2.48%	2.56%	2.57%	2.48%
Expenses, net waiver and reimbursement	2.44%	2.43%	2.43%	2.45%	2.43%
Net investment income, before waiver and reimbursement	2.03%	2.67%	3.40%	4.61%	3.40%
Net investment income, net waiver and reimbursement	2.09%	2.72%	3.52%	4.73%	3.45%
Portfolio turnover rate	18%	25%	32%	49%	40%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Effective March 25, 2020, the Fund had a five-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the five-for-one stock split.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.75%	1.73%	1.80%	1.79%
Expenses, net waiver and reimbursement	1.69%	1.68%	1.67%	1.68%

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.50%	2.48%	2.55%	2.54%
Expenses, net waiver and reimbursement	2.44%	2.43%	2.42%	2.43%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Energy Infrastructure Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year.

Class I
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	(C)	June 30, 2019	(C)

Net asset value, beginning of year	$18.09	$17.53	$12.22	$23.02	$27.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.61	0.68	0.62	1.01	1.15
Net realized and unrealized gain (loss) on investments	3.34	1.26	6.03	(9.24)	(2.38)
Total from investment operations	3.95	1.94	6.65	(8.23)	(1.23)

LESS DISTRIBUTIONS:
From net investment income	(0.50)	(0.44)	(0.17)	(1.65)	(0.25)
From return of capital	(0.90)	(0.94)	(1.17)	(0.92)	(3.00)
Total distributions	(1.40)	(1.38)	(1.34)	(2.57)	(3.25)

Net asset value, end of year	$20.64	$18.09	$17.53	$12.22	$23.02

Total return (B)	22.42%	11.37%	58.39%	(38.45)%	(4.54)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$182,380	$154,931	$103,297	$58,983	$118,252
Ratios to average net assets (including interest expense)(D)
Expenses, before waiver and reimbursement	1.50%	1.48%	1.55%	1.56%	1.48%
Expenses, net waiver and reimbursement	1.44%	1.43%	1.43%	1.45%	1.43%
Net investment income, before waiver and reimbursement	3.03%	3.65%	4.32%	5.63%	4.51%
Net investment income, net waiver and reimbursement	3.09%	3.70%	4.43%	5.74%	4.56%
Portfolio turnover rate	18%	25%	32%	49%	40%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Effective March 25, 2020, the Fund had a five-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the five-for-one stock split.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.50%	1.48%	1.55%	1.54%
Expenses, net waiver and reimbursement	1.44%	1.43%	1.42%	1.43%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Equity Fund
Financial Highlights

For a Share Outstanding Throughout Each Year.

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019

Net asset value, beginning of year	$15.55	$17.10	$13.28	$14.75	$15.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.25	0.20	0.16	0.18	0.14
Net realized and unrealized gain (loss) on investments	0.94	(1.44)	3.93	(1.14)	0.57
Total from investment operations	1.19	(1.24)	4.09	(0.96)	0.71

LESS DISTRIBUTIONS:
From net investment income	—	(0.31)	(0.27)	(0.31)	—
From net realized gains on investments	—	—	—	(0.20)	(1.29)
Total distributions	—	(0.31)	(0.27)	(0.51)	(1.29)

Net asset value, end of year	$16.74	$15.55	$17.10	$13.28	$14.75

Total return (B)	7.65%	(7.41)%	31.10%	(6.81)%	5.39%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,719	$8,845	$10,172	$10,667	$11,977
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement (C)	1.59%	1.57%	1.63%	1.64%	1.62%
Expenses, net waiver and reimbursement (C)	1.21%	1.21%	1.21%	1.21%	1.28%
Net investment income, before waiver and reimbursement (C,D)	1.20%	0.83%	0.60%	0.86%	0.63%
Net investment income, net waiver and reimbursement (C,D)	1.58%	1.19%	1.02%	1.29%	0.97%
Portfolio turnover rate	27%	10%	14%	42%	13%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019

Net asset value, beginning of year	$15.16	$16.67	$12.95	$14.40	$15.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.12	0.07	0.04	0.07	0.03
Net realized and unrealized gain (loss) on investments	0.91	(1.40)	3.85	(1.12)	0.55
Total from investment operations	1.03	(1.33)	3.89	(1.05)	0.58

LESS DISTRIBUTIONS:
From net investment income	—	(0.18)	(0.17)	(0.20)	—
From net realized gains on investments	—	—	—	(0.20)	(1.29)
Total distributions	—	(0.18)	(0.17)	(0.40)	(1.29)

Net asset value, end of year	$16.19	$15.16	$16.67	$12.95	$14.40

Total return (B)	6.79%	(8.07)%	30.18%	(7.54)%	4.58%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,808	$8,279	$10,321	$8,961	$10,534
Ratios to average net assets (including interest expense)(F)
Expenses, before waiver and reimbursement (C)	2.34%	2.32%	2.38%	2.39%	2.37%
Expenses, net waiver and reimbursement (C)	1.96%	1.96%	1.96%	1.96%	2.03%
Net investment income (loss), before waiver and reimbursement (C,D)	0.40%	0.05%	(0.13)%	0.10%	(0.06)%
Net investment income, net waiver and reimbursement (C,D)	0.78%	0.41%	0.29%	0.53%	0.28%
Portfolio turnover rate	27%	10%	14%	42%	13%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	1.59%	1.57%
Expenses, net waiver and reimbursement (C)	1.21%	1.21%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	2.34%	2.32%
Expenses, net waiver and reimbursement (C)	1.96%	1.96%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Equity Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year.

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019

Net asset value, beginning of year	$15.56	$17.11	$13.29	$14.76	$15.32

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.29	0.25	0.21	0.21	0.22
Net realized and unrealized gain (loss) on investments	0.94	(1.45)	3.92	(1.14)	0.53
Total from investment operations	1.23	(1.20)	4.13	(0.93)	0.75

LESS DISTRIBUTIONS:
From net investment income	—	(0.35)	(0.31)	(0.34)	(0.02)
From net realized gains on investments	—	—	—	(0.20)	(1.29)
Total distributions	—	(0.35)	(0.31)	(0.54)	(1.31)

Net asset value, end of year	$16.79	$15.56	$17.11	$13.29	$14.76

Total return (B)	7.90%	(7.15)%	31.42%	(6.59)%	5.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$56,847	$54,994	$51,380	$32,104	$40,221
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement (C)	1.34%	1.32%	1.37%	1.38%	1.37%
Expenses, net waiver and reimbursement (C)	0.96%	0.96%	0.96%	0.96%	1.03%
Net investment income, before waiver and reimbursement (C)(D)	1.44%	1.12%	0.96%	1.06%	1.17%
Net investment income, net waiver and reimbursement (C)(D)	1.82%	1.48%	1.38%	1.48%	1.51%
Portfolio turnover rate	27%	10%	14%	42%	13%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	1.34%	1.32%
Expenses, net waiver and reimbursement (C)	0.96%	0.96%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Lyons Tactical Allocation Fund
Financial Highlights

For a Share Outstanding Throughout Each Year.

	Class A
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019

Net asset value, beginning of year	$15.25	$19.01	$13.81	$15.38		$16.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.20	(0.06)	(0.03)	0.10		0.13
Net realized and unrealized gain (loss) on investments	0.31	(3.59)	5.81	—	(E,H)	(1.26)
Total from investment operations	0.51	(3.65)	5.78	0.10		(1.13)

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.15)		(0.09)
From net realized gains on investments	(1.67)	(0.11)	(0.58)	(1.52)		(0.32)
Total distributions	(1.67)	(0.11)	(0.58)	(1.67)		(0.41)

Net asset value, end of year	$14.09	$15.25	$19.01	$13.81		$15.38

Total return (B)	3.84%	(19.33)%	42.45%	0.72%		(6.71)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$5,229	$6,317	$8,874	$5,775		$15,438
Ratios to average net assets (including interest expense)(F)
Expenses, before waiver and reimbursement (C)	2.01%	1.90%	1.94%	1.95%		1.82%
Expenses, net waiver and reimbursement (C)	1.53%	1.53%	1.53%	1.56%		1.53%
Net investment income (loss), before waiver and reimbursement (C,D)	0.91%	(0.70)%	(0.62)%	0.28%		0.51%
Net investment income (loss), net waiver and reimbursement (C,D)	1.39%	(0.33)%	(0.20)%	0.67%		0.78%
Portfolio turnover rate	94%	54%	32%	108%		182%

	Class C
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019

Net asset value, beginning of year	$14.71	$18.48	$13.53	$15.08		$16.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.09	(0.19)	(0.16)	(0.02)		0.01
Net realized and unrealized gain (loss) on investments	0.29	(3.47)	5.69	0.01	(E)	(1.24)
Total from investment operations	0.38	(3.66)	5.53	(0.01)		(1.23)

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.02)		(0.01)
From net realized gains on investments	(1.67)	(0.11)	(0.58)	(1.52)		(0.32)
Total distributions	(1.67)	(0.11)	(0.58)	(1.54)		(0.33)

Net asset value, end of year	$13.42	$14.71	$18.48	$13.53		$15.08

Total return (B)	3.05%	(19.94)%	41.46%	(0.03)%		(7.44)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$14,775	$16,480	$21,494	$15,542		$22,334
Ratios to average net assets (including interest expense)(G)
Expenses, before waiver and reimbursement (C)	2.76%	2.65%	2.69%	2.72%		2.56%
Expenses, net waiver and reimbursement (C)	2.28%	2.28%	2.28%	2.32%		2.28%
Net investment income (loss), before waiver and reimbursement (C,D)	0.16%	(1.44)%	(1.37)%	(0.52)%		(0.23)%
Net investment income (loss), net waiver and reimbursement (C,D)	0.64%	(1.07)%	(0.96)%	(0.12)%		0.05%
Portfolio turnover rate	94%	54%	32%	108%		182%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	2.01%	1.90%	1.94%	1.95%
Expenses, net waiver and reimbursement (C)	1.53%	1.53%	1.53%	1.55%

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	2.76%	2.65%	2.69%	2.70%
Expenses, net waiver and reimbursement (C)	2.28%	2.28%	2.28%	2.30%

(H)	Represents an amount less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Lyons Tactical Allocation Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year.

Class I
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019

Net asset value, beginning of year	$15.26	$18.98	$13.75	$15.33	$16.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.23	(0.01)	0.01	0.14	0.17
Net realized and unrealized gain (loss) on investments	0.31	(3.60)	5.80	0.01	(E)	(1.27)
Total from investment operations	0.54	(3.61)	5.81	0.15	(1.10)

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.21)	(0.16)
From net realized gains on investments	(1.67)	(0.11)	(0.58)	(1.52)	(0.32)
Total distributions	(1.67)	(0.11)	(0.58)	(1.73)	(0.48)

Net asset value, end of year	$14.13	$15.26	$18.98	$13.75	$15.33

Total return (B)	4.05%	(19.15)%	42.86%	1.02%	(6.53)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$12,998	$17,044	$22,650	$13,016	$29,104
Ratios to average net assets (including interest expense)(F)
Expenses, before waiver and reimbursement (C)	1.75%	1.65%	1.69%	1.70%	1.56%
Expenses, net waiver and reimbursement (C)	1.28%	1.28%	1.28%	1.30%	1.28%
Net investment income (loss), before waiver and reimbursement (C,D)	1.15%	(0.44)%	(0.36)%	0.53%	0.75%
Net investment income (loss), net waiver and reimbursement (C,D)	1.62%	(0.07)%	0.05%	0.93%	1.02%
Portfolio turnover rate	94%	54%	32%	108%	182%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	1.75%	1.65%	1.69%	1.69%
Expenses, net waiver and reimbursement (C)	1.28%	1.28%	1.28%	1.30%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Dynamic Alpha Fund
Financial Highlights

For a Share Outstanding Throughout Each Year.

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019

Net asset value, beginning of year	$17.42	$24.69	$20.47	$19.50	$22.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.06	0.01	(0.13)	—	(E)	0.11
Net realized and unrealized gain (loss) on investments	2.81	(0.62)	4.35	0.99	0.31
Total from investment operations	2.87	(0.61)	4.22	0.99	0.42

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.02)	(0.05)
From net realized gains on investments	(0.22)	(6.66)	—	—	(3.38)
Total distributions	(0.22)	(6.66)	—	(0.02)	(3.43)

Net asset value, end of year	$20.07	$17.42	$24.69	$20.47	$19.50

Total return (B)	16.55%	(6.77)%	20.62%	5.10%	3.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$63,267	$65,337	$84,018	$84,563	$132,383
Ratios to average net assets (including interest expense)(C)
Expenses, before waiver and reimbursement (F)	1.52%	1.49%	1.48%	1.54%	1.45%
Expenses, net waiver and reimbursement (F)	1.38%	1.38%	1.38%	1.39%	1.37%
Net investment income (loss), before waiver and reimbursement (F,G)	0.19%	(0.05)%	(0.67)%	(0.14)%	0.45%
Net investment income (loss), net waiver and reimbursement (F,G)	0.33%	0.06%	(0.58)%	0.01%	0.54%
Portfolio turnover rate	79%	85%	116%	106%	113%

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019

Net asset value, beginning of year	$15.47	$22.74	$18.99	$18.21	$21.35

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.07)	(0.14)	(0.28)	(0.13)	(0.05)
Net realized and unrealized gain (loss) on investments	2.48	(0.47)	4.03	0.91	0.29
Total from investment operations	2.41	(0.61)	3.75	0.78	0.24

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.22)	(6.66)	—	—	(3.38)
Total distributions	(0.22)	(6.66)	—	—	(3.38)

Net asset value, end of year	$17.66	$15.47	$22.74	$18.99	$18.21

Total return (B)	15.65%	(7.45)%	19.75%	4.28%	2.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$25,098	$26,315	$36,180	$35,572	$59,985
Ratios to average net assets (including interest expense)(D)
Expenses, before waiver and reimbursement (F)	2.27%	2.24%	2.23%	2.29%	2.20%
Expenses, net waiver and reimbursement (F)	2.13%	2.13%	2.13%	2.14%	2.12%
Net investment loss, before waiver and reimbursement (F,G)	(0.56)%	(0.81)%	(1.43)%	(0.89)%	(0.33)%
Net investment loss, net waiver and reimbursement (F,G)	(0.42)%	(0.70)%	(1.33)%	(0.74)%	(0.24)%
Portfolio turnover rate	79%	85%	116%	106%	113%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.52%	1.49%	1.48%	1.53%
Expenses, net waiver and reimbursement	1.38%	1.38%	1.38%	1.38%

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.27%	2.24%	2.23%	2.28%
Expenses, net waiver and reimbursement	2.13%	2.13%	2.13%	2.13%

(E)	Represents an amount less than $0.01 per share.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Dynamic Alpha Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year.

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019

Net asset value, beginning of year	$17.76	$25.00	$20.67	$19.71	$22.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.11	0.07	(0.08)	0.05	0.17
Net realized and unrealized gain (loss) on investments	2.87	(0.65)	4.41	0.99	0.31
Total from investment operations	2.98	(0.58)	4.33	1.04	0.48

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.08)	(0.11)
From net realized gains on investments	(0.22)	(6.66)	—	—	(3.38)
Total distributions	(0.22)	(6.66)	—	(0.08)	(3.49)

Net asset value, end of year	$20.52	$17.76	$25.00	$20.67	$19.71

Total return (B)	16.85%	(6.54)%	20.95%	5.32%	3.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$35,784	$34,899	$51,163	$59,938	$147,479
Ratios to average net assets (including interest expense)(C)
Expenses, before waiver and reimbursement	1.27%	1.24%	1.23%	1.29%	1.21%
Expenses, net waiver and reimbursement	1.13%	1.13%	1.13%	1.14%	1.12%
Net investment income (loss), before waiver and reimbursement (D,E)	0.44%	0.18%	(0.43)%	0.10%	0.72%
Net investment income (loss), net waiver and reimbursement (D,E)	0.58%	0.29%	(0.33)%	0.25%	0.81%
Portfolio turnover rate	79%	85%	116%	106%	113%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.27%	1.24%	1.23%	1.28%
Expenses, net waiver and reimbursement	1.13%	1.13%	1.13%	1.13%

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2023	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-six series. These financial statements include the following five series set forth below (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisors, LLC (the “Manager” or “CCA”).

Fund	Sub-Advisor	Primary Objective
Catalyst Insider Buying Fund (“Insider Buying”)		Long-term capital appreciation
Catalyst Energy Infrastructure Fund (“Energy Infrastructure”)	SL Advisors, LLC (“SL”)	Current income and capital appreciation
Catalyst/MAP Global Equity Fund (“Global Equity”)	Managed Asset Portfolios, LLC (“MAP”)	Long-term capital appreciation
Catalyst/Lyons Tactical Allocation Fund (“Tactical Allocation”)	Lyons Wealth Management, LLC (“Lyons”)	Long-term capital appreciation
Catalyst Dynamic Alpha Fund (“Dynamic Alpha”)	Cookson, Peirce & Co., Inc. (“CP”)	Long-term capital appreciation

Energy Infrastructure and Dynamic Alpha are each non-diversified series of the Trust and Insider Buying, Global Equity, and Tactical Allocation are each diversified series of the Trust.

Each Fund offers Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

As of the close of business on April 30, 2021, the Catalyst Small-Cap Insider Buying Fund became part of the Insider Buying Fund and Insider Buying Fund acquired all the net assets and certain liabilities of the Catalyst Small-Cap Insider Buying Fund in a tax-free plan of reorganization approved by the Trust’s Board of Trustees.

The following is a summary of significant accounting policies consistently followed by the Funds and is in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” and Accounting Standards Update (“ASU”) 2013-08.

a) Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end (the “open-end funds”) or closed-end investment companies. Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuation represents fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2023, for each Fund’s assets and liabilities measured at fair value:

Insider Buying
Assets(a)	Total	Level 1	Level 2	Level 3
Common Stocks	$14,407,009	$14,407,009	$—	$—
Money Market Fund	85,679	85,679	—	—
Total	$14,492,688	$14,492,688	$—	$—
Collateral for Securities Loaned(b)	4,863,034
Total Assets	$19,355,722

Energy Infrastructure
Assets(a)	Total	Level 1	Level 2	Level 3
Common Stocks	$237,197,225	$237,197,225	$—	$—
Short-Term Investment	616,286	616,286	—	—
Total Assets	$237,813,511	$237,813,511	$—	$—

Global Equity
Assets(a)	Total	Level 1	Level 2	Level 3
Common Stocks	$67,972,184	$67,972,184	$—	$—
Exchange-Traded Funds	5,891,554	5,891,554	—	—
Short-Term Investment	230,344	230,344	—	—
Total Assets	$74,094,082	$74,094,082	$—	$—

Liabilities(a)	Total	Level 1	Level 2	Level 3
Call Options Written	$31,800	$31,800	$—	$—
Total Liabilities	$31,800	$31,800	$—	$—

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

Tactical Allocation
Assets(a)	Total	Level 1	Level 2	Level 3
Common Stocks	$31,681,029	$31,681,029	$—	$—
Short-Term Investment	785,275	785,275	—	—
Put Options Purchased	497,650	497,650	—	—
Total Assets	$32,963,954	$32,963,954	$—	$—

Dynamic Alpha
Assets(a)	Total	Level 1	Level 2	Level 3
Common Stocks	$123,599,113	$123,599,113	$—	$—
Money Market Fund	760,897	760,897	—	—
Total	$124,360,010	$124,360,010	$—	$—
Collateral for Securities Loaned (b)	13,966,343
Total Assets	$138,326,353

The Funds did not hold any Level 3 securities during the year.

(a)	Refer to the Schedule of Investments for industry security classifications.

(b)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been classified in the fair value hierarchy. The fair value amount presented in this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

b) Accounting for Options – The Funds are subject to equity price risks in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Funds’ agent in acquiring the options).

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Market Risk – Overall market risks may also affect the value of the Funds. The market values of securities or other investments owned by the Funds will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural environmental or man-made disasters; climate-change and climate related events; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to a Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Funds could lose money over short periods due to short-term market movements and over longer periods during prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions, you could lose your entire investment.

Derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2023, were as follows:

			Location of derivatives on	Fair value of asset/liability
Fund	Derivative	Risk Type	Statements of Assets and Liabilities	derivatives
Global Equity
	Written Options	Equity	Options Written	$31,800
			Totals	$31,800

Tactical Allocation
	Purchased Options	Equity	Investment in Securities, at Value	$497,650
			Totals	$497,650

The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2023, were as follows:

				Realized and unrealized gain
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	(loss) on derivatives
Global Equity
	Written Options	Equity	Net realized gain on written options	$82,948
	Written Options	Equity	Net change in unrealized appreciation on options written	180,999
			Totals	$263,947

Tactical Allocation
	Purchased Options	Equity	Net realized loss on purchased options	$803,596
	Purchased Options	Equity	Net change in unrealized depreciation on purchased options	$(423,951)
			Totals	$379,645

As of June 30, 2023, the amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

c) Investment Companies – Some Funds may invest in other investment companies, including closed-end funds and exchange traded funds (“ETFs”)(collectively, “Underlying Funds”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Underlying Funds in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the Underlying Funds and

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

may be higher than other mutual funds that invest directly in stocks and bonds. Each Underlying Fund is subject to its own specific risks, but the manager and/or sub-advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Funds.

d) Federal Income Tax – The Funds have qualified and intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year ended June 30, 2023, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2023, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions on federal income tax returns for all open tax years (tax years or periods ended 2020-2022 for the Funds) or expected to be taken in 2023 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

e) Security Transactions and Investment Income – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method, except certain callable debt securities that are held at premium and will be amortized to the earliest call date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in Master Limited Partnerships (“MLPs”) generally are comprised of income and return of capital. The Funds record these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

f) Energy Infrastructure typically concentrates its investments in the energy sector and, therefore, is more susceptible to energy sector risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund. The Energy Infrastructure Fund has a tax year end of November 30.

g) Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

h) Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

i) Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The following table summarizes each Fund’s dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Insider Buying	Annually	Annually
Energy Infrastructure	Monthly	Annually
Global Equity	Annually	Annually
Tactical Allocation	Annually	Annually
Dynamic Alpha	Annually	Annually

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

j) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

k) Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

l) Redemption Fees and Sales Charges (loads) – A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class A in the event of certain redemption transactions within one year following such investments. There were no CDSC fees paid by the shareholders of the Funds.

m) Cash – Each Fund considers its investment in an FDIC insured interest bearing savings account to be cash. Each Fund maintains cash balances, which, at times, may exceed federally insured limits. Each Fund maintains these balances with a high quality financial institution.

n) Distributions from REITs — Distribution from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available.

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2023, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales Proceeds
	(excluding U.S.	(excluding U.S.	Purchases of	Sales Proceeds of
	Government	Government	U.S. Government	U.S. Government
Fund	Securities)	Securities)	Securities	Securities
Insider Buying	$32,616,390	$37,352,147	$—	$—
Energy Infrastructure	42,432,313	44,849,619	—	—
Global Equity	20,108,462	19,855,986	—	—
Tactical Allocation	30,225,692	40,233,122	—	—
Dynamic Alpha	98,465,790	118,996,759	—	—

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. Each investment sub-advisor is responsible for the day-to-day management of their Fund’s portfolio. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Manager, not the Funds.

The Manager and the Trust, with respect to the Funds, have entered into Expense Limitation Agreements (the “Expense Limitation”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to ensure total

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses such as regulatory inquiry and litigation expenses) do not exceed the expense limitation shown in the table below, based each Fund’s average daily net assets.

For the year ended June 30, 2023, the Manager waived management fees. The Manager may recapture a portion of the waived amounts. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred, if the Fund is able to make the repayment without exceeding the limitation in effect at that time of the waiver or at the time of the reimbursement, no later than the dates as stated below:

						Management Fees
	Management	Expense Limitation				Waived and/or
Fund	Agreement	Cl A	Cl C	Cl I	Expires	Reimbursed
Insider Buying	1.00%	1.53%	2.28%	1.28%	10/31/2023	$114,421
Energy Infrastructure	1.25%	1.68%	2.43%	1.43%	10/31/2023	145,542
Global Equity	1.00%	1.21%	1.96%	0.96%	10/31/2023	285,664
Tactical Allocation	1.25%	1.53%	2.28%	1.28%	10/31/2023	175,583
Dynamic Alpha	1.00%	1.38%	2.13%	1.13%	10/31/2023	172,829

	Recapture Expires
	No Later Than June 30,
Fund	2024	2025	2026
Insider Buying	$77,264	$106,821	$114,421
Energy Infrastructure	129,460	88,950	145,542
Global Equity	249,594	277,805	285,664
Tactical Allocation	180,235	196,082	175,583
Dynamic Alpha	173,971	177,953	172,829

A Trustee is also the controlling member of MFund Services, LLC (“MFund”) and the Manager, and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special Board meeting and Risk and Compliance Committee meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the Funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust, and the Chairmen of the Trust’s Audit Committee and Risk and Compliance Committee receive an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares. Alt Fund Distributors LLC, acts as a wholesale marketing and distribution agent for the Funds. As compensation for these services, Alt Fund Distributors is entitled to reimbursement, through the Funds’ Rule 12b-1 Plan, of expenses attributable to sales of Fund shares including marketing materials, broker commission financing costs, and wholesaling fees.

Pursuant to the Management Services Agreement between the Trust and Mfund Services LLC (“Mfund”), Mfund, an affiliate of the Advisor, provides the Funds with various management and legal administrative services (the “Management Services Agreement”). For these services, the Funds pay MFund as of the last day of each month an annualized asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. The amounts due to MFund for the Management Services Agreement are listed in the Statements of Assets and Liabilities under “Payable to related parties” and the amounts accrued for the year are shown in the Statements of Operations under “Management service fees.”

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

Pursuant to the Compliance Services Agreement, MFund an affiliate of the Manager, provides chief compliance officer services to the Funds (the “Compliance Services Agreement”). For these services, the Funds pay MFund as of the last day of each month annualized base fees. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Compliance Services Agreement. The amounts due to MFund for chief compliance officer services are listed in the Statements of Assets and Liabilities under “Compliance Officer fees payable” and the amounts accrued for the year are shown in the Statements of Operations under “Compliance Officer fees.”

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Officers of the Trust are also employees of UFS, and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of the Distributor and UFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

For the year ended June 30, 2023, the 12b-1 expenses accrued by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C
Insider Buying	$22,299	$23,275
Energy Infrastructure	72,288	253,538
Global Equity	22,871	79,688
Tactical Allocation	14,259	155,896
Dynamic Alpha	167,835	255,921

(4)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The Funds for the year ended June 30, 2023 (except for the Energy Infrastructure Fund in which its tax period-ended November 30, 2022 cost has been adjusted for June 30, 2023 activity).

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation/
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
Insider Buying	$16,695,428	$2,838,703	$(178,409)	$2,660,294
Energy Infrastructure	143,732,140	63,531,625	(22,865,984)	40,665,641
Global Equity	61,452,325	15,929,610	(3,319,653)	12,609,957
Tactical Allocation	31,285,083	1,741,829	(62,958)	1,678,871
Dynamic Alpha	112,088,881	26,667,658	(430,186)	26,237,472

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended June 30, 2023 and June 30, 2022 (for the period ended November 30, 2022 and November 30, 2021 for the Energy Infrastructure Fund) was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2023	Income	Capital Gains	Capital	Total
Insider Buying	$—	$—	$—	$—
Energy Infrastructure	4,707,130	—	10,352,450	15,059,580
Global Equity	—	—	—	—
Tactical Allocation	337,185	3,827,769	—	4,164,954
Dynamic Alpha	12,818	1,539,705	—	1,552,523

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2022	Income	Capital Gains	Capital	Total
Insider Buying	$—	$—	$—	$—
Energy Infrastructure	1,740,188	—	9,530,225	11,270,413
Global Equity	1,457,870	—	—	1,457,870
Tactical Allocation	227,063	99,760	438	327,261
Dynamic Alpha	11,633,009	31,967,305	—	43,600,314

As of June 30, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows (except for the Energy Infrastructure Fund in which its November 30, 2022 components of distributable earnings have been adjusted for June 30, 2023 activity):

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Insider Buying	$—	$—	$(1,513,568)	$(52,373,108)	$—	$2,660,330	$(51,226,346)
Energy Infrastructure	—	—	—	(37,029,563)	—	45,966,811	8,937,248
Global Equity	1,379,891	442,423	—	—	—	12,610,832	14,433,146
Tactical Allocation	—	—	(1,656,881)	—	—	1,678,871	21,990
Dynamic Alpha	118,985	—	—	(263,072)	—	26,237,472	26,093,385

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on 1256 options contracts, adjustments for partnerships, and C-Corporation return of capital distributions. The unrealized appreciation (depreciation) in the table above may include unrealized foreign currency gains (losses).

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Insider Buying	$50,718
Energy Infrastructure	—
Global Equity	—
Tactical Allocation	—
Dynamic Alpha	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Insider Buying	$1,462,850
Energy Infrastructure	—
Global Equity	—
Tactical Allocation	1,656,881
Dynamic Alpha	—

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

At June 30, 2023, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows (except for the Energy Infrastructure Fund in which its November 30, 2022 capital loss carryforwards are as follows):

	Short-Term	Long-Term
	Non-Expiring	Non-Expiring	Total	CLCF Utilized
Insider Buying	$48,144,179	$4,228,929	$52,373,108	$—
Energy Infrastructure	9,606,809	27,422,754	37,029,563	4,248,864
Global Equity	—	—	—	798,488
Tactical Allocation	—	—	—	46,497
Dynamic Alpha	263,072	—	263,072	—

During the fiscal period ended June 30, 2023, certain of the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, use of tax equalization credits and distributions in excess resulted in reclassifications for the Funds for the fiscal year ended June 30, 2023 as follows:

	Paid In	Accumulated
	Capital	Earnings (Deficit)
Insider Buying	$(88,442)	$88,442
Energy Infrastructure	—	—
Global Equity	243,966	(243,966)
Tactical Allocation	—	—
Dynamic Alpha	169,883	(169,883)

(6)	LINE OF CREDIT

Currently, the Funds have a $150,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to the Funds. Accordingly, it is possible that the Funds may wish to borrow money for a temporary or emergency purpose but may not be able to do so. During the year ended June 30, 2023, the Funds accessed the line of credit, based only on the days borrowed, as follows:

	Average Amount				Outstanding
	Borrowings	Interest	Average	Number of Days	Borrowings
	Outstanding	Expense (1)	Interest Rate	Outstanding	6/30/2023
Insider Buying	$181,947	$679	7.05%	19	$—
Energy Infrastructure	1,490,207	18,021	7.43%	58	—
Global Equity	556,438	1,932	8.02%	16	—
Dynamic Alpha	371,000	329	7.88%	4	—

(1)	Includes only Interest Expense related to Line of Credit for the year ended June 30, 2023 and may not tie back to the Statements of Operations, which also may include overdrafts, line of credit fees, and broker interests.

During the year ended June 30, 2023, Tactical Allocation did not access the line of credit.

(7)	SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement with the Bank. Each participating Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the Funds’ collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent and the remainder is paid to the Fund(s).

Securities lending income, if any, is disclosed in the Funds’ Statements of Operations and is net of fees retained by the counterparty. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of all securities lending transactions are overnight and continuous.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023	ANNUAL REPORT

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2023.

			Percentage of
	Market Value of	Market Value of	Total Investment
Fund	Loaned Securities	Collateral (1)	Income
Insider Buying	$4,789,675	$4,863,034	3.49%
Dynamic Alpha	13,753,774	13,966,343	2.05%

The below table shows the collateral held by each Fund at the year ended June 30, 2023.

					Gross Amounts Not Offset in the
					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented in
		of Recognized	Statement of Assets &	the Statement of Assets	Financial	Cash Collateral
Description	Counterparty	Liabilities	Liabilities	& Liabilities	Instruments	Pledged	Net Amount
Insider Buying
Liabilities
Securities Loaned	US Bank	$(4,863,034)	$—	$(4,863,034)	$4,863,034	$—	$—

Dynamic Alpha
Liabilities
Securities Loaned	US Bank	$(13,966,343)	$—	$(13,966,343)	$13,966,343	$—	$—

(8)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2023, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Energy	Dynamic
Owner	Infrastructure	Alpha
LPL Financial, LLC *	41.4%	—
Charles Schwab & Co., Inc.	—	29.6%

*	These owners are comprised of multiple investors and accounts.

(9)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Catalyst Insider Buying Fund, Catalyst Energy Infrastructure Fund, Catalyst/MAP Global Equity Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst Dynamic Alpha Fund and

Board of Trustees of Mutual Fund Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Catalyst Insider Buying Fund, Catalyst Energy Infrastructure Fund, Catalyst/MAP Global Equity Fund, Catalyst/Lyons Tactical Allocation Fund, and Catalyst Dynamic Alpha Fund (the “Funds”), each a series of Mutual Fund Series Trust, as of June 30, 2023, and the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended June 30, 2022, and prior, were audited by another auditor whose report dated August 29, 2022 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

August 29, 2023

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended June 30, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

CATALYST FUNDS
Change in Independent Registered Public Accounting Firm (Unaudited)
June 30, 2023

On March 9, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of Catalyst Insider Buying Fund, Catalyst Energy Infrastructure Fund, Catalyst MAP Global Equity Fund, Catalyst/Lyons Tactical Allocation Fund and Catalyst Dynamic Alpha Fund (the “Funds”), each a series of Mutual Fund Series Trust. The Audit Committee of the Board of Trustees approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The reports of BBD on the financial statements of the Funds as of and for the fiscal years ended June 30, 2021 and June 30, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal years ended June 30, 2021 and June 30, 2022 and during the subsequent interim period through March 9, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The registrant requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit to Form N-CSR.

On May 22, 2023, the Audit Committee of the Board of Trustees also recommended and approved the appointment of Cohen as the Funds’ independent registered public accounting firm for the fiscal year ending June 30, 2023.

During the fiscal years ended June 30, 2021 and June 30, 2022, and during the interim period through May 22, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2023

Consideration and Renewal of the Management Agreement between Catalyst Capital Advisors, LLC and Mutual Fund Series Trust with respect to Catalyst Systematic Alpha Fund, Catalyst/Warrington Strategic Program Fund, Catalyst Buffered Shield Fund, Catalyst Income and Multi-Strategy Fund, Catalyst/Millburn Dynamic Commodity Strategy Fund, Catalyst/Millburn Hedge Strategy Fund, Catalyst Nasdaq-100 Hedged Equity Fund, Catalyst Insider Buying Fund, Catalyst Energy Infrastructure Fund, Catalyst/MAP Global Equity Fund, Catalyst/MAP Global Balanced Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst Dynamic Alpha Fund, Catalyst Insider Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst/CIFC Floating Rate Income Fund, and Catalyst Enhanced Income Strategy Fund

In connection with a meeting held on May 9, 10 and 22, 2023, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the management agreement (the “Catalyst Agreement”) between the Trust and Catalyst Capital Advisors, LLC (“Catalyst”) with respect to Catalyst Systematic Alpha Fund (“Catalyst SA”), Catalyst/Warrington Strategic Program Fund (“Warrington SP”), Catalyst Buffered Shield Fund (“Catalyst Shield”), Catalyst Income and Multi-Strategy Fund (“Catalyst IMS”), Catalyst/Millburn Dynamic Commodity Strategy Fund (“Millburn DCS”), Catalyst/Millburn Hedge Strategy Fund (“Millburn HS”), Catalyst Nasdaq-100 Hedged Equity Fund (“Catalyst HE”), Catalyst Insider Buying Fund (“Catalyst IB”), Catalyst Energy Infrastructure Fund (“Catalyst Energy”), Catalyst/MAP Global Equity Fund (“MAP Global Equity”), Catalyst/MAP Global Balanced Fund (“MAP Global Balanced”), Catalyst/Lyons Tactical Allocation Fund (“Lyons TA”), Catalyst Dynamic Alpha Fund, (“Catalyst DA”), Catalyst Insider Income Fund (“Catalyst Insider”), Catalyst/SMH High Income Fund (“SMH High Income”), Catalyst/SMH Total Return Income Fund (“SMH Total Return”), Catalyst/CIFC Floating Rate Income Fund (“CIFC Floating Rate”) and Catalyst Enhanced Income Strategy Fund (“Catalyst EIS”) (collectively, the “Catalyst Renewal Funds”).

The Board examined Catalyst’s responses to a series of questions regarding, among other things, its management services provided to the Catalyst Renewal Funds, comparative fee and expense information, and profitability from managing the Catalyst Renewal Funds. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Catalyst Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Catalyst Agreement.

Nature, Extent and Quality of Services: The Board reviewed Catalyst’s key personnel servicing the Catalyst Renewal Funds and noted their expertise and years of experience, and changes in some key personnel during the past year. The Board acknowledged that Catalyst reviewed and analyzed the Catalyst Renewal Funds’ portfolios regularly and coordinated and monitored the Funds’ administration, accounting and regulatory compliance. The Board noted that Catalyst provided oversight to each sub-advisor and that Catalyst utilized a risk management function to assess and monitor portfolio risk for all the Catalyst Renewal Funds and to oversee the sub-advisors’ risk management programs. The Board observed that there were no material compliance issues and that Catalyst continued to contract with a cybersecurity and compliance specialty firm as a partner to help manage cybersecurity risks. The Board discussed that Catalyst implemented enhanced cyber training programs which integrated simulations into the process and experienced no material data security incidents since the management agreement’s last renewal. The Board observed that Catalyst intended to renew the expense limitation agreements it had with each Catalyst Renewal Fund, except Millburn HS, which currently did not have an expense limitation agreement. After further discussion, the Board concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the management agreement, and that the nature, overall quality and extent of the advisory services provided by Catalyst to each Catalyst Renewal Fund were satisfactory. The Board determined that Catalyst had the resources to continue providing high quality service to each Catalyst Renewal Fund and its shareholders.

Performance. The Board reviewed performance reports including each of the Catalyst Renewal Funds as of February 28, 2023 along with information that Catalyst provided in connection with renewing the Catalyst Agreement. The

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Board reviewed the performance of each Catalyst Renewal Fund relative to its Morningstar category and a peer group selected by Catalyst.

Catalyst SA: The Board observed that Catalyst SA had significantly outperformed its peer group and Morningstar category across all periods and had outperformed the BNP Paribas Catalyst Systematic Alpha Index II over the 1-year and 3-year periods. The Board remarked that Catalyst SA had outperformed the S&P 500 TR Index over the 1-year, 3-year and 5-year periods. A representative of Catalyst noted that performance for the since inception period reflected an investment strategy that was significantly different than the Catalyst SA’s current investment strategy.

Warrington SP: The Board recalled that Warrington SP had engaged a subadvisor in January 2020 and noted that Warrington SP outperformed its peer group and Morningstar category for the 1-year and 3-year periods and the S&P 500 TR Index over the 1-year period. The Board noted Catalyst’s explanation that Warrington SP was not expected to outperform the S&P 500 TR Index during bull markets.

Catalyst Shield: The Board observed that Catalyst Shield underperformed its peer group and Morningstar category over the 1-year, 3-year and 5-year periods, but outperformed the Morningstar category over the since inception period. The Board noted that Catalyst Shield outperformed the HFRX Equity Hedge Index over the 5-year and since inception period but lagged the S&P 500 TR Index across all periods. The Board considered that Catalyst attributed the recent underperformance to Catalyst Shield’s losses on the corporate bond collateral used in its portfolio, which had come under stress, as well as a market downturn with too short a duration on a portion of the options. The Board considered Catalyst’s contention that the sub-advisor was exploring additional processes and adjustments to its approach and that Catalyst Shield’s current yields showed improvement, which the sub-advisor believed could enhance fund returns in the future.

Catalyst IMS: The Board recalled that Catalyst IMS’s investment objective and investment strategy changed in November 2021 to allow Catalyst IMS to invest in a fixed income portfolio with a managed futures overlay. The Board noted that Catalyst IMS underperformed all benchmarks over the 1-year and 3-year periods except for the BofA US 3-Month Treasury Bill TR Index over the 3-year period and 10-year period. The Board acknowledged Catalyst’s explanation that Catalyst IMS’s performance could be attributed to the outperformance of pure long-term trends over the past two years and to the drag from the portfolio’s fixed income allocation during the past year. The Board noted Catalyst IMS’s trading advisor informed Catalyst that the futures program had outperformed Credit Suisse Managed Futures Liquid Index since 2018.

Millburn DCS: The Board acknowledged the change in sub-advisor, investment strategy and investment objective for Millburn DCS in June 2021. The Board observed that Millburn DCS outperformed the Commodities Broad Basket Morningstar Category and the Bloomberg Commodity Index but underperformed the Peer Group and Morningstar Systematic Trend category for the 1-year period, which was the relevant period to evaluate the new sub-advisor. The Board discussed Catalyst’s explanation that the underperformance compared to the Systematic Trend Morningstar category and peer group across was due to the exceptionally strong returns generated by the pure play trend following strategies during the past year.

Millburn HS: The Board observed that Millburn HS outperformed its peer group, the Macro Trading Morningstar category, the Multistrategy Morningstar category and the BofA US 3-Month Treasury Bill TR Index across all periods. The Board commented that Millburn HS outperformed the Credit Suisse MF Hedge Fund Index over the 3-year, 5- year and 10-year periods and outperformed the S&P 500 TR Index over the 1-year period. The Board noted Catalyst did not expect Millburn HS to outperform the S&P 500 TR Index during extreme bull markets due to its sub-100% equity allocation. The Board commented that Millburn HS underperformed the Systematic Trend Morningstar category and Credit Suisse MF Hedge Fund Index over the 1-year period due to strong returns of pure play trend following strategies over the past year.

Catalyst HE: The Board discussed that Catalyst HE’s sub-advisor began managing Catalyst HE pursuant to its new investment strategy in October 2020. The Board noted that Catalyst HE had underperformed all benchmarks for the 1-year period. The Board considered that Catalyst attributed the underperformance to Catalyst HE’s volatility overlay combined with the Nasdaq-100 Index’s underperformance relative to the S&P 500 TR Index.

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Catalyst IB: The Board observed that Catalyst IB outperformed its peer group, the Large Growth Morningstar Category and the S&P 500 TR Index over the 1-year period. The Board acknowledged that only one other fund in the peer group outperformed Catalyst IB. The Board discussed Catalyst’s explanation that Catalyst IB’s underperformance over other periods was largely attributed to the Fund’s defensive position following March 2020 and to innovative growth and stay-at-home stocks being out of favor.

Catalyst Energy: The Board acknowledged that Catalyst Energy outperformed its peer group and the Energy Limited Partnership Morningstar category with positive returns over the 1-year, 3-year and 5-year periods. The Board noted that Catalyst Energy underperformed the Alerian MLP TR Index across all periods but recognized that the index did not have limitations on MLPs like the Fund had in order to qualify as a registered investment company.

MAP Global Equity: The Board commented that MAP Global Equity outperformed the MSCI ACWI Index for the 1- year period but trailed all other benchmarks. The Board acknowledged Catalyst’s explanation that, because of MAP Global Equity’s concentrated portfolio, MAP Global Equity was often over- or under-weight industry allocations relative to its peer group, Morningstar category and benchmark over certain time periods. The Board discussed that the COVID-19 pandemic and value-oriented holdings of the MAP Global Equity had a negative impact on MAP Global Equity’s performance. The Board noted that MAP Global Equity’s underperformance was not material relative to its primary benchmark.

MAP Global Balanced: The Board recognized that MAP Global Balanced outperformed its peer group, Morningstar category and MSCI ACWI Index over the 1-year period. The Board acknowledged MAP Global Balanced underperformed the blended benchmarks for the 1-year period due to the Fund’s equity exposure relative to the blended benchmarks.

Lyons TA: The Board observed that Lyons TA had underperformed its benchmarks for the 1-year period due to defensive positioning in July 2022. The Board observed that Lyons TA outperformed all benchmarks over the 3-year and 10-year periods.

Catalyst DA: The Board commented that Catalyst DA had a strong year and outperformed all benchmarks over the 1-year period. The Board observed that Catalyst DA outperformed or was on par with all but one of its benchmarks for the 3-year and 10-year periods, though it underperformed all benchmarks for the 5-year period. The Board discussed that Catalyst DA’s underperformance with respect to the S&P 500 TR Index could be attributed to its exposure to high momentum stocks. The Board recognized Catalyst DA’s improved performance.

Catalyst Insider: The Board commented that Catalyst Insider outperformed the Short-Term Bond Morningstar category and the High Yield Bond Morningstar category over the 1-year period and outperformed or performed in line with all benchmarks for the 3-year and 5-year periods. The Board acknowledged Catalyst’s explanation that Catalyst Insider underperformed its peer group and High Yield Bond Morningstar category since inception due to a drag on returns from trading costs associated with launching a diversified bond portfolio with a small asset base.

SMH High Income: The Board noted that while SMH High Income underperformed all benchmarks over the 1-year and 10-year periods. It outperformed all benchmarks over the 3-year period. The Board observed that SMH High Income was often over- or underweight industry allocations relative to its benchmarks because of its concentrated portfolio, and therefore was not expected to closely track its benchmarks. The Board discussed that a contributing factor to the Fund’s underperformance over the 1-year period was that SMH High Income duration was longer than its benchmarks, and SMH High Income was adversely impacted by rising interest rates.

SMH Total Return: The Board recognized that SMH Total Return outperformed all benchmarks over the 1-year period. The Board observed that SMH Total Return was often over- or underweight industry allocations relative to its benchmarks because of its concentrated portfolio, and therefore was not expected to closely track its benchmarks. The Board observed that Catalyst reported that income-generating equities generally trailed the S&P 500 TR Index which accounted for SMH Total Return’s underperformance for the 3-year, 5-year and 10-year periods.

CIFC Floating Rate: The Board acknowledged that CIFC Floating Rate outperformed all its peer group and Morningstar category across all periods but underperformed the S&P LSTA US Leveraged Loan 100 Index over the 1-year, 3-year and 5-year periods. The Board acknowledged Catalyst’s explanation that CIFC Floating Rate historically

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outperformed the S&P LSTA US Leveraged Loan 100 Index during normal market environments and that the underperformance could be attributed to the index’s higher allocation to the BB-rated part of the market.

Catalyst EIS: The Board commented that Catalyst EIS outperformed all benchmarks over the 3-year and since inception periods and the Bloomberg US Aggregate Bond TR Index and Bloomberg MBS Index over the 1-year period. The Board noted Catalyst’s explanation that Catalyst EIS’s limited duration exposure between November 2022 and January 2023 was a contributing factor to its underperformance of its peer group and Morningstar categories over the 1-year period.

After discussion, the Board concluded that the performance of each Catalyst Renewal Fund was acceptable.

Fees and Expenses: The Board reviewed the management fee for each Catalyst Renewal Fund, and the average fees charged by each Catalyst Renewal Fund’s peer group and Morningstar category. The Board reviewed the expense limitation agreements currently in place with respect to the Catalyst Renewal Funds and discussed that Catalyst intended to renew each of those agreements with the exception of Milburn HS, which currently did not have an expense limitation agreement in place. The Board considered the allocation of the management fee to pay each sub- advisory fee compared to the allocation of duties between Catalyst and each sub-advisor of the Catalyst Renewal Funds managed by a sub-advisor. The Board acknowledged that the fee allocation between Catalyst and each sub- advisor was the result of arm’s length negotiations and determined that the allocations were appropriate.

Catalyst SA: The Board noted that although Catalyst SA’s management fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, they were significantly lower than the highs of each.

Warrington SP: The Board noted that Warrington SP’s management fee was tied with the high of its peer group and the Options Trading Morningstar category. The Board reviewed Warrington SP’s net expense ratio and noted that it was higher than the medians and averages of its peer group and the Morningstar category, but below the highs of each.

Catalyst Shield: The Board noted that Catalyst Shield’s management fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but significantly below the highs of each.

Catalyst IMS: The Board recognized that Catalyst IMS’s management fee was higher than the medians and averages of its peer group and Morningstar categories, but lower than the highs of each, and significantly lower than the high of the Systematic Trend Morningstar category. The Board discussed that Catalyst IMS’s net expense ratio was higher than the medians and averages of its peer group, Macro Trading Morningstar category and Systematic Trend Morningstar category, but was lower than the highs of each.

Millburn DCS: The Board noted that Millburn DCS’s management fee was higher than the medians and averages of its peer group, Commodities Broad Basket Morningstar category and Systematic Trend Morningstar category. The Board observed that Millburn DCS’s management fee was below the highs of its peer group and Systematic Trend Morningstar category and in line of the high of the Commodities Broad Basket Morningstar category. The Board discussed that the net expense ratio for Millburn DCS was higher than the medians and averages of its peer group and Morningstar categories, but lower than the high of its peer group and Systematic Trend Morningstar category. The Board noted that the net expense ratio was the highest of the Commodities Broad Basket Morningstar category. The Board discussed Catalyst’s explanation that neither Morningstar category provided an apt comparison to Millburn DCS and that, after waiver, Catalyst’s management fee was below the medians and averages of its peer group and Morningstar categories.

Millburn HS: The Board observed that Millburn HS’s management fee was higher than the medians and averages of its peer group and Morningstar categories but below the highs of its peer group, Multistrategy Morningstar category and Systematic Trend Morningstar category and in line with the high of the Macro Trading Morningstar category. The Board considered that Millburn HS’s net expense ratio was higher than the medians and averages of its peer group and Morningstar categories, but below the highs of each.

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Catalyst HE: The Board noted that Catalyst HE’s management fee and expense ratio were higher than the medians and averages of its peer group and Morningstar categories, lower than the high of its peer group and Options Trading Morningstar category, and the highest of the Derivative Income Morningstar category. The Board noted that Catalyst considered the Options Trading Morningstar category to provide a more apt comparison than the Derivative Income Morningstar category because the latter historically consisted of equity funds that utilized covered call writing to supplement income whereas Catalyst HE used a proprietary and dynamic volatility overlay strategy.

Catalyst IB: The Board reviewed Catalyst IB’s management fee and net expense ratios and noted that they were higher than the averages and medians of its peer group and the Large Growth Morningstar category, but lower than the highs of each.

Catalyst Energy: The Board observed that Catalyst Energy’s management fee was higher than the medians and averages of its peer group and Morningstar category and noted that it was tied with the high of its peer group and Morningstar category. The Board discussed that Catalyst Energy’s net expense ratio was higher than the medians and averages of its peer group and Morningstar category, but significantly below the high of its peer group and Morningstar category.

MAP Global Equity: The Board commented that MAP Global Equity’s management fee was tied with the high of its peer group and lower than the high of the Global Large-Stock Value Morningstar category. The Board discussed that MAP Global Equity’s net expense ratio was higher than the medians and averages of its peer group and Morningstar category but well below the highs of each.

MAP Global Balanced: The Board recognized that MAP Global Balanced’s management fee was tied with the high of its peer group but well below the high of its Morningstar category. The Board discussed that MAP Global Balanced’s net expense ratio was in line with the average of its peer group and well below the high of its Morningstar category.

Lyons TA: The Board discussed that the management fee for Lyons TA was higher than the averages and medians of its peer group and Morningstar category and in line with the high of its peer group and slightly lower than the high of the Tactical Allocation Morningstar category. The Board noted that the net expense ratio for Lyons TA was slightly higher than the median expense ratio of its Morningstar category but below the average and median of its peer group.

Catalyst DA: The Board observed that Catalyst DA’s management fee and net expense ratio were higher than the averages and medians of its peer group and Morningstar category, but lower than the highs of each.

Catalyst Insider: The Board reviewed Catalyst Insider’s management fee and noted that it was higher than the median and averages of its peer group and Short-Term Bond Morningstar category and High Yield Bond Morningstar category but significantly lower than the highs of each. The Board observed that Catalyst Insider’s net expense ratio was lower than the averages and medians of its peer group and significantly lower than the highs of the Morningstar categories.

SMH High Income: The Board noted that SMH High Income’s management fee and net expense ratio were higher than the averages and medians of its peer group and Morningstar category, but significantly lower than the highs of each.

SMH Total Return: The Board acknowledged that SMH Total Return’s management fee was higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. The Board noted that SMH Total Return’s net expense ratio was higher than the peer group and Morningstar category medians and averages but below the highs of each.

CIFC Floating Rate: The Board noted that the management fee for CIFC Floating Rate was higher than the high of its peer group but on par with the high of its Morningstar category. The Board noted that the CIFC Floating Rate’s net expense ratio was lower than the highs of its peer group and Morningstar category. The Board considered that CIFC Floating Rate was actively managed and that its portfolio consisted of bank loans and high yield loans, and the fee was comparable to high yield funds. The Board acknowledged that CIFC Floating Rate’s net management fee, after

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fee waiver, was within range of its peer group and that the expense cap for the Fund was set at a lower level than the management fee.

Catalyst EIS: The Board recognized that Catalyst EIS’s management fee was the highest of its peer group, tied with the high of the Multisector Bond Morningstar category but below the high of the Nontraditional Bond Morningstar category. The Board discussed that Catalyst EIS’s net expense ratio was on par with the median of its peer group and significantly below the highs of its Morningstar categories.

After further discussion, the Board concluded that based on the information and advisory services provided by Catalyst and the various sub-advisors, including the payment of the sub-advisory fees, the management fee for each Catalyst Renewal Fund was not unreasonable.

Profitability. The Board discussed Catalyst’s profitability from its relationship with each Catalyst Renewal Fund based on the information that Catalyst provided, including soft dollar benefits, the payment of the sub-advisory fees and the reimbursement received by Catalyst from certain of the Catalyst Renewal Funds for distribution expenses pursuant to the Trust’s Rule 12b-1 plans. The Board noted that Catalyst was operating at a loss with respect to Catalyst IB, Catalyst SA, MAP Global Balanced and Catalyst IMS and therefore concluded that excessive profitability with respect to those Funds was not an issue at this time.

The Board acknowledged that, for all of the other Catalyst Renewal Funds without sub-advisors, profits were used to compensate the owner personnel of Catalyst that provided management services to certain Catalyst Renewal Funds. The Board recognized that Catalyst’s aggregate profits would be reduced if those payments were taken into account.

The Board discussed that Catalyst earned a marginal profit from its Catalyst Agreement with the Trust for Catalyst HE, Catalyst IB, MAP Global Balanced and SMH High Income. The Board observed that Catalyst earned a reasonable profit from managing Catalyst Insider, Millburn HS, Millburn DCS, MAP Global Equity, SMH Total Return, Catalyst DA, Lyons TA, Catalyst EIS, Catalyst Shield, CIFC Floating Rate and Catalyst Energy. The Board discussed that Catalyst’s profit margins for each of these Catalyst Renewal Funds were well-within the industry norms for strategies similar to the particular Catalyst Renewal Fund. The Board determined Catalyst’s profitability for each Catalyst Renewal Fund was not excessive.

Economies of Scale. The Board noted that the Catalyst Agreement did not contain breakpoints reducing the fee rate on assets above specified levels, but that shareholders of most Catalyst Renewal Funds had benefitted from the respective Catalyst Renewal Fund’s expense limitation. The Board agreed that breakpoints may be an appropriate way for Catalyst to share economies of scale with a Catalyst Renewal Fund and its shareholders if the Catalyst Renewal Fund experienced significant growth in assets. The Board acknowledged Catalyst’s explanation that breakpoints were not currently appropriate due to significant risks inherent in management of the Catalyst Renewal Funds arising from daily liquidity, operational complexity and heightened regulatory demands. The Board noted that no Catalyst Renewal Fund had reached such levels where profits were excessive and agreed to revisit the issue of breakpoints at the Catalyst Agreement’s next renewal.

Conclusion. Having requested and received such information from Catalyst as the Board believed to be reasonably necessary to evaluate the terms of the Catalyst Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Catalyst Agreement was in the best interests of each Catalyst Renewal Fund and its respective shareholders.

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Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and SL Advisors, LLC with respect to Catalyst Energy Infrastructure Fund

In connection with a meeting held on May 9, 10, and 22, 2023, the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “SL Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and SL Advisors, LLC (“SL Advisors”) with respect to Catalyst Energy Infrastructure Fund (“Catalyst Energy”).

The Board examined SL Advisor’s responses to a series of questions regarding, among other things, its sub-advisory services provided to Catalyst Energy, comparative fee and expense information, and profitability from sub-advising Catalyst Energy. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the SL Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the SL Agreement.

Nature, Extent, and Quality of Services: The Board discussed that there had been no recent changes in SL Advisors’ key personnel managing Catalyst Energy. The Board remarked that SL Advisors conducted research through a bottom-up fundamental analysis with a focus on financial statements, company filings, presentations, and publications. The Board recognized that SL Advisors utilized a trade support function to compare positions held by Catalyst Energy with its investment limitations and to produce daily reports for SL Advisor’s to ensure compliance. The Board observed that SL Advisors selected broker-dealers based on competitive commissions, ability to execute, quality of service and the trading technology platform. The Board commented on SL Advisors’ addition of a policy requiring the use of a virtual private network on laptops used in public settings and an information technology consultant’s examination of electronic devices for any problematic software on a semi-annual basis. The Board noted that SL Advisors did not report any material compliance issues, cybersecurity breaches, regulatory examinations or material litigation since the SL Agreement’s most recent renewal. The Board concluded that the services provided by SL Advisors were satisfactory and in line with its expectations.

Performance: The Board acknowledged that Catalyst Energy outperformed its peer group and the Energy Limited Partnership Morningstar category with positive returns over the 1-year, 3-year and 5-year periods. The Board noted that Catalyst Energy underperformed the Alerian MLP TR Index across all periods but recognized that the index did not have limitations on MLPs like the Fund had in order to qualify as a registered investment company.

Fees and Expenses: The Board commented that the advisor paid SL Advisors 50% of the advisor’s total management fee of 1.25% less waivers, if any, with a maximum annual fee of 0.625%. The Board noted that SL Advisors’ maximum sub-advisory fee for Catalyst Energy was lower than the fee it charged to other client accounts. The Board concluded that SL Advisors’ sub-advisory fee was not unreasonable.

Profitability: The Board acknowledged that, based on information provided by SL Advisors, SL Advisors was sub- advising Catalyst Energy at a modest profit. The Board concluded, therefore, that SL Advisors’ profits in connection with Catalyst Energy were not excessive.

Economies of Scale: The Board considered whether SL Advisors had realized economies of scale with respect to the sub-advisory services provided to Catalyst Energy. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub-advisory expense. The Board agreed that SL Advisors did not appear to have materially benefited from economies of scale.

Conclusion: Having requested and received such information from SL Advisors as the Board believed to be reasonably necessary to evaluate the terms of the SL Agreement, and as assisted by the advice and guidance of counsel, the Board concluded that renewal of the SL Agreement was in the best interests of Catalyst Energy and its shareholders.

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Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Managed Asset Portfolios, LLC, with respect to Catalyst/MAP Global Equity Fund and Catalyst/MAP Global Balanced Fund

In connection with a meeting held on May 9, 10, and 22, 2023, the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “MAP Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Managed Asset Portfolios, LLC (“MAP”) with respect to Catalyst/MAP Global Equity Fund (“MAP Global Equity”) and Catalyst/MAP Global Balanced Fund (“MAP Global Balanced”) (collectively, the “MAP Funds”).

The Board examined MAP’s responses to a series of questions regarding, among other things, its sub-advisory services provided to the MAP Funds, comparative fee and expense information, and profitability from sub-advising the MAP Funds. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the MAP Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the MAP Agreement.

Nature, Extent and Quality of Services. The Board discussed the experience of MAP’s investment team and recognized that there had been no changes to the key personnel serving the MAP Funds. The Board noted the services provided by MAP and the resources and analysis it utilized to generate investment ideas and monitor portfolio holdings. The Board acknowledged MAP’s efforts to execute strategies with a margin of safety and the value of the investment team’s judgment and experience. The Board commented on MAP’s collaborative approach and commitment to cybersecurity, including establishing a committee to regularly discuss cybersecurity, technology and network administration, and working with a third-party to continuously enhance its cybersecurity program. The Board noted MAP selected its broker-dealers on the basis of best execution and reviewed its best execution tests quarterly. The Board concluded that MAP could be expected to continue providing high quality services to the MAP Funds.

Performance. The Board reviewed the performance of each MAP Fund relative to its benchmarks.

MAP Global Equity: The Board commented that MAP Global Equity outperformed the MSCI ACWI Index for the 1- year period but trailed all other benchmarks. The Board acknowledged the advisor’s explanation that, because of MAP Global Equity’s concentrated portfolio, MAP Global Equity was often over- or under-weight industry allocations relative to its peer group, Morningstar category and benchmark over certain time periods. The Board discussed that the COVID-19 pandemic and value-oriented holdings of the MAP Global Equity had a negative impact on MAP Global Equity’s performance. The Board noted that MAP Global Equity’s underperformance was not material relative to its primary benchmark.

MAP Global Balanced: The Board recognized that MAP Global Balanced outperformed its peer group, Morningstar category and MSCI ACWI Index over the 1-year period. The Board acknowledged MAP Global Balanced underperformed the blended benchmarks for the 1-year period due to the Fund’s equity exposure relative to the blended benchmarks.

After discussion, the Board concluded that the performance of each MAP Fund was acceptable.

Fees and Expenses: The Board noted that the advisor charged a management fee of 1.00% for each MAP Fund and that 50% of each MAP Fund’s net management fee (after certain expenses) was paid to MAP by the advisor. The Board acknowledged that MAP’s sub-advisory fee for each MAP Fund was equal to or lower than the fees MAP charged to its other client accounts with similar strategies. The Board discussed the allocation of fees between the advisor and MAP relative to their respective duties and other factors and agreed the allocation for each MAP Fund was appropriate. The Board concluded that the sub-advisory fee received by MAP for each MAP Fund was not unreasonable.

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Profitability: The Board discussed MAP’s profitability in connection with each MAP Fund. The Board commented that MAP was earning a reasonable profit from its relationship with MAP Global Equity while operating MAP Global Balanced at a loss. The Board noted that no profits were used to compensate portfolio managers or owner personnel, rather profits were used to contribute to the overall revenue of MAP, which was used to support MAP’s operations. The Board concluded that MAP’s profitability from either MAP Fund was not excessive.

Economies of Scale: The Board considered whether MAP had realized economies of scale with respect to the sub- advisory services provided to each MAP Fund. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of each MAP Fund, it was unlikely that MAP was benefitting from any material economies of scale.

Conclusion: Having requested and received such information from MAP as the Board believed to be reasonably necessary to evaluate the terms of the MAP Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the MAP Agreement was in the best interests of each MAP Fund and its respective shareholders.

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Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Lyons Wealth Management, LLC with respect to Catalyst/Lyons Tactical Allocation Fund

In connection with a meeting held on May 9, 10, and 22, 2023, the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Lyons Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Lyons Wealth Management, LLC (“Lyons”) with respect to Catalyst/Lyons Tactical Allocation Fund (“Lyons TA”).

The Board examined Lyons’ responses to a series of questions regarding, among other things, its sub-advisory services provided to Lyons TA, comparative fee and expense information, and profitability from sub-advising Lyons TA. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Lyons Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Lyons Agreement.

Nature, Extent and Quality of Services: The Board reviewed the investment advisory services provided by Lyons, including portfolio management, research, analysis, trading and compliance. The Board noted that Lyons’ investment committee made investment decisions based on its proprietary tactical allocation risk model and stock selection model. The Board commented that Lyons maintained a security screen that restricted stock selection to only those companies that fell within Lyons’ investment parameters. The Board observed that Lyons adhered to investment limitations by reviewing daily and monthly reports that were disseminated to various Lyons personnel to allow for multiple reconciliation of inflows, outflows and trade executions. The Board observed that Lyons’ chief compliance officer reviewed the operational, financial and regulatory status of potential broker-dealers, and periodically reviewed broker-dealers once selected. The Board noted that Lyons reported no material compliance, regulatory, litigation or cybersecurity issues since the Lyons Agreement’s most recent renewal. The Board concluded that the services provided by Lyons were in line with its expectations.

Performance: The Board observed that Lyons TA had underperformed its benchmarks for the 1-year period due to defensive positioning in July 2022. The Board observed that Lyons TA outperformed all benchmarks over the 3-year and 10-year periods.

Fees and Expenses: The Board observed that Lyons’ sub-advisory fee was 50% of the advisor’s net management fee, or a maximum of 0.625% annually. It noted that Lyons’ sub-advisory fee, which was paid to it by the advisor, was lower than the fee it charged to other accounts. The Board concluded that Lyons’ sub-advisory fee was not unreasonable.

Profitability: The Board noted that Lyons was operating at a profit based on the information it provided. The Board commented that the expenses were calculated based on Lyons TA’s percentage of Lyons’ AUM. The Board concluded that excessive profitability was not an issue for Lyons at this time.

Economies of Scale: The Board considered whether Lyons had realized economies of scale with respect to the sub- advisory services provided to Lyons TA. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub- advisory expense. The Board agreed that Lyons did not appear to have benefited from material economies of scale.

Conclusion. Having requested and received such information from Lyons as the Board believed to be reasonably necessary to evaluate the terms of the Lyons Agreement, and as assisted by the advice and guidance of counsel, the Board concluded that renewal of the Lyons Agreement was in the best interests of Lyons TA and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2023

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Cookson, Peirce & Co. with respect to Catalyst Dynamic Alpha Fund

In connection with a meeting held on May 9, 10, and 22, 2023, the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “CP Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Cookson, Peirce & Co. (“Cookson Peirce”) with respect to Catalyst Dynamic Alpha (“Catalyst DA”).

The Board examined Cookson Peirce’s responses to a series of questions regarding, among other things, its sub- advisory services provided to and Catalyst DA, comparative fee and expense information, and profitability from sub- advising Catalyst DA. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the CP Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the CP Agreement.

Nature, Extent and Quality of Services. The Board reviewed the professional backgrounds of the key personnel of Cookson Peirce and noted that there were no changes in the key personnel that serviced Catalyst DA. The Board reviewed Cookson Peirce’s services provided to Catalyst DA, including portfolio management with an emphasis on stock selection and factor exposure, portfolio security trading, compliance monitoring, reporting to the Board, and handling investor calls to meet shareholders needs directly. The Board discussed that broker-dealers were reviewed quarterly to ensure best execution. The Board commented that Cookson Peirce contracted with a third-party information technology consultant to guide it through a robust cybersecurity program that included an annual training for all employees. The Board observed that Cookson Peirce reported no material data security incidents or material litigation since the CP Agreement’s most recent renewal. After further discussion, the Board concluded that Cookson Peirce had the resources to continue providing high quality service to Catalyst DA.

Performance. The Board commented that Catalyst DA had a strong year and outperformed all benchmarks over the 1-year period. The Board observed that Catalyst DA outperformed or was on par with all but one of its benchmarks for the 3-year and 10-year periods, though it underperformed all benchmarks for the 5-year period. The Board discussed that Catalyst DA’s underperformance with respect to the S&P 500 TR Index could be attributed to its exposure to high momentum stocks. The Board recognized Catalyst DA’s improved performance.

Fees and Expenses. The Board noted that Cookson Peirce received 100% of the net management fee (with a maximum amount of 1.00%) earned on assets invested in Catalyst DA by its advisory clients, and 50% of the net management fee (after certain expenses) earned on the balance of Catalyst DA’s assets. The Board recognized that Cookson Peirce’s sub-advisory fee for Catalyst DA was comparable to the range of fees Cookson Peirce charged to its separately managed client accounts. The Board commented on the allocation of fees between the advisor and Cookson Peirce relative to their respective duties and other factors and agreed the allocation for Catalyst DA was appropriate. The Board concluded that the sub-advisory fee received by Cookson Peirce for managing Catalyst DA was not unreasonable.

Profitability. The Board remarked that Cookson Peirce earned a profit from sub-advising Catalyst DA. The Board noted that Cookson Peirce determined its direct and indirect expenses based on its percentage of AUM. The Board discussed how Cookson Peirce’s profits from sub-advising Catalyst DA were used to compensate Cookson Peirce’s members who provided services to Catalyst DA, including Catalyst DA’s portfolio managers. The Board recognized that Cookson Peirce’s profits would be reduced if those payments were taken into account. After further discussion, the Board determined that Cookson Peirce’s profit in connection with Catalyst DA was not excessive.

Economies of Scale. The Board considered whether Cookson Peirce had realized economies of scale with respect to the sub-advisory services provided to Catalyst DA. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2023

of the sub-advisory expense. The Board concluded that, based on the current size of Catalyst DA, it was unlikely that Cookson Peirce was benefiting from any meaningful economies of scale.

Conclusion. Having requested and received such information from Cookson Peirce as the Board believed to be reasonably necessary to evaluate the terms of the CP Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the CP Agreement was in the best interests of Catalyst DA and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2023

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Lead Trustee, Chairman of the Audit Committee and Nominating Committee	Since 6/2006	Manager of Genovese Family Enterprises LLC & affiliates, the Genovese family office, since 1999; Managing Member of Bear Properties, LLC, a real estate management firm, since 2006; Managing Member of PTL Real Estate LLC, from 2000 until 2019.	53	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016; Trustee of IDX Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee, Chairman of the Risk and Compliance Committee	Since 6/2006	Attorney since 1982.	37	Trustee of Variable Insurance Trust since 2010

Stephen P. Lachenauer c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 4/2022	Attorney, private practice since 2010.	53	Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Strategy Shares; Chairman of the Board, TCG Financial Series Trusts I-X since 2015; Trustee and Chair of the Audit and Risk and Compliance Committees since 2018, and Chair of the Investment Committee since November 2020, AlphaCentric Prime Meridian Income Fund.

CATALYST FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2023

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board	Trustee since 7/2006; President 2/2012- 3/2022	President of the Trust, 2/2012- 3/2022; President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012- present; Managing Member, MFund Services LLC, 1/2012 – Present; CEO, Catalyst International Advisors LLC, 11/2019 to present; CEO, Insights Media LLC, 11/2019 to present; CEO, MFund Management LLC, 11/2019 to present.	37	Variable Insurance Trust since 2010

Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 3/2022	Vice President of the Trust, 2018-- 2022; Chief Operating Officer, Catalyst Capital Advisors LLC and Rational Advisors, Inc., 6/2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present; COO, AlphaCentric Advisors LLC, since 1/2021.	N/A	N/A

Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 3/2022	Investment Operations Manager, MFund Management LLC, 1/2022 to present; Investment Operations Analyst, MFund Management LLC, 9/2020 to 12/2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 7/2016-6/2019.	N/A	N/A

Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Ultimus Fund Solutions, LLC, since 2011.	N/A	N/A

Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A

Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director of Compliance Services, MFund Services LLC since 5/2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Fund’s SAI includes additional information about the Trustees and is available, free of charge, by calling toll-free 1-877-329- 4246.

CATALYST FUNDS
INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/23) and held for the entire period through 06/30/23.

Actual Expenses

The “Actual” columns of the table below provide information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns of the table below provide information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning
	Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio	01/01/23	Value 06/30/23	During Period *	Value 06/30/23	During Period *

Catalyst Insider Buying Fund - Class A	1.55%	$1,000.00	$1,168.90	$8.34	$1,017.11	$7.75
Catalyst Insider Buying Fund - Class C	2.29%	1,000.00	1,164.90	12.29	1,013.44	11.43
Catalyst Insider Buying Fund - Class I	1.29%	1,000.00	1,170.70	6.94	1,018.40	6.46
Catalyst Energy Infrastructure Fund - Class A	1.69%	1,000.00	1,094.60	8.78	1,016.41	8.45
Catalyst Energy Infrastructure Fund - Class C	2.44%	1,000.00	1,090.20	12.65	1,012.69	12.18
Catalyst Energy Infrastructure Fund - Class I	1.44%	1,000.00	1,096.10	7.48	1,017.65	7.20
Catalyst/MAP Global Equity Fund - Class A	1.21%	1,000.00	1,071.00	6.21	1,018.79	6.06
Catalyst/MAP Global Equity Fund - Class C	1.96%	1,000.00	1,066.50	10.04	1,015.08	9.79
Catalyst/MAP Global Equity Fund - Class I	0.96%	1,000.00	1,072.20	4.93	1,020.03	4.81
Catalyst/Lyons Tactical Allocation Fund - Class A	1.53%	1,000.00	1,050.70	7.78	1,017.21	7.65
Catalyst/Lyons Tactical Allocation Fund - Class C	2.28%	1,000.00	1,046.80	11.57	1,013.49	11.38
Catalyst/Lyons Tactical Allocation Fund - Class I	1.28%	1,000.00	1,052.10	6.51	1,018.45	6.41
Catalyst Dynamic Alpha Fund - Class A	1.38%	1,000.00	1,105.20	7.20	1,017.95	6.90
Catalyst Dynamic Alpha Fund - Class C	2.13%	1,000.00	1,101.00	11.10	1,014.23	10.64
Catalyst Dynamic Alpha Fund - Class I	1.13%	1,000.00	1,106.80	5.90	1,019.19	5.66

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. August 2021

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

QUESTIONS? CALL	Alpha Centric	844-223-8637
	Catalyst	866-447-4228
	Day Hagan	877-329-4246
	Empiric	888-839-7424
	Eventide	877-771-3836
	JAG	855-552-4596

MUTUAL FUND SERIES TRUST
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

MANAGER
Catalyst Capital Advisors, LLC
53 Palmeras Street, Suite 601
San Juan, PR 00901

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company
1835 Market Street
Suite 310
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank
1555 N. Rivercenter Drive.
Suite 302
Milwaukee, WI 53212

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-PORT may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

CatalystEquity-A23

ITEM 2. CODE OF ETHICS.

(a)       The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       N/A

(c)       During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)       During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2023	2022
Catalyst Insider Buying Fund	11,000	11,000
Catalyst Dynamic Alpha Fund	11,000	1,000
Catalyst/Lyons Tactical Allocation Fund	11,000	11,000
Catalyst/MAP Global Equity Fund	13,000	13,000
Catalyst Energy Infrastructure Fund	11,000	11,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2023	2022
Catalyst Insider Buying Fund	2,500	2,000
Catalyst Dynamic Alpha Fund	2,500	2,000
Catalyst/Lyons Tactical Allocation Fund	2,500	2,000
Catalyst/MAP Global Equity Fund	2,500	2,000
Catalyst Energy Infrastructure Fund	3,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2023, and 2022 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2022 and 2023, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.
(h)	Not Applicable
(I) (J)	Not Applicable. Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR,, the Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)    There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLSOED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 13(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(a)(4) Disclosure regarding change in registrant’s independent registered public accountant is attached hereto.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 13(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Michael Schoonover	/s/ Michael Schoonover __________
President
Date: September 06, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Michael Schoonover	/s/ Michael Schoonover ___________
President
Date: September 06, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: September 06, 2023